                                                                    EXHIBIT 10.2



                             AMENDED AND RESTATED
                             --------------------
                                  FACILITY II
                                  -----------
                               CREDIT AGREEMENT
                               ----------------


     THIS AMENDED AND RESTATED FACILITY II CREDIT AGREEMENT (the "Agreement") is made as of the 28th day of August, 1996, by and among CWM MORTGAGE HOLDINGS, INC., a Delaware corporation ("CWM"), INDEPENDENT NATIONAL MORTGAGE CORPORATION, a Delaware corporation ("Indy Mac"), INDEPENDENT LENDING CORPORATION, a Delaware corporation ("ILC" and, together with CWM and Indy Mac, the "Companies"), the lenders from time to time party hereto, their respective successors and assigns (each a "Lender" and collectively the "Lenders"); FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as issuer of the Letters of Credit referred to below (in such capacity, the "L/C Bank"); and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as administrative agent for the Lenders and the L/C Bank (in such capacity, the "Administrative Agent").

                                 STATEMENT OF PURPOSE
                                 --------------------

     The parties hereto (other than the L/C Bank) have previously entered into that certain Facility II Credit Agreement dated as of May 30, 1995, as subsequently amended and modified from time to time (as so amended and modified, the "Existing Facility II Agreement"). The parties hereto desire to amend and restate the Existing Facility II Agreement in its entirety and hereby agreed that from and after the date hereof, this Amended and Restated Facility II Credit Agreement among the parties shall supersede the Existing Facility II Agreement in all respects and shall constitute the entire agreement among the parties hereto with respect to the subject matter contained herein. All capitalized terms not otherwise defined herein are defined in Paragraph 16 hereof.

     Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                 AGREEMENT
                                 ---------

     1.   Tranche A Credit Facility.
          -------------------------

          1(a)  Lending Limit.  Subject to the conditions set forth herein, the
               -------------
Lenders severally agree that they shall from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche A Loans" or a "Tranche A Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which said Tranche A Loan was requested), the lesser of:

               (1)  The Aggregate Tranche A Credit Limit; and

               (2) The Collateral Value of the Tranche A Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche A Loans (and which are not being repaid by any Tranche A Loan requested).

Provided, however, that notwithstanding anything contained herein to the
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contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche
B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding, all Tranche G Loans outstanding, the aggregate amount of all L/C Drawings which have not been reimbursed by the Companies (and which are not being repaid with the proceeds of a Tranche G Loan on such date), the maximum aggregate amount available to be drawn under all outstanding Letters of Credit, and all Swing
Line Loans outstanding exceed the lesser of (i) the Aggregate Collateral Value of the Borrowing Base or (ii) the Aggregate Facility Commitment at such time.

          1(b)  Interest Rate.  All Tranche A Loans shall bear interest at the
               -------------
Applicable Corporate Rate, unless the Companies elect to have a Tranche A Loan bear interest at (i) the Applicable Eurodollar Rate as permitted herein or (ii) an interest rate established pursuant to Paragraph 7(u) below.

          1(c)  Payment of Interest.  The Companies shall pay to the
               -------------------
Administrative Agent for distribution to each Lender interest on Tranche A Loans outstanding hereunder from the date disbursed to but not including the date of payment. Interest on Tranche A Corporate Rate Loans shall be payable monthly, in arrears, as provided in Paragraph 7(l) below, and interest on a Tranche A Eurodollar Loan shall be payable at the end of the applicable Interest Period.

     2.   Tranche B Credit Facility.
          -------------------------

          2(a)  Lending Limit.  Subject to the conditions set forth herein, the
               -------------
Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche B Loans" or a "Tranche B Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which said Tranche B Loan was requested), the lesser of:

               (1)  The Aggregate Tranche B Credit Limit; and

               (2) The Collateral Value of the Tranche B Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche B Loans (and which are not being repaid by any Tranche B Loan requested).

Provided, however, that notwithstanding anything contained herein to the
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contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche
B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding, all Tranche G Loans outstanding, the aggregate amount of all L/C Drawings which have not been reimbursed by the Companies (and which are not being repaid with the proceeds of a Tranche G Loan on such date), the maximum aggregate amount available to be drawn under all outstanding Letters of Credit, and all Swing
Line Loans outstanding exceed the lesser of (i) the Aggregate Collateral Value of the Borrowing Base or (ii) the Aggregate Facility Commitment at such time.

          2(b)  Interest Rate.  All Tranche B Loans shall bear interest at the
               -------------
Applicable Corporate Rate, unless the Companies elect to have a Tranche B Loan bear interest at (i) the Applica-ble Eurodollar Rate as permitted herein or (ii) an interest rate established pursuant to Paragraph 7(u) below.

          2(c)  Payment of Interest.  The Companies shall pay to the
               -------------------
Administrative Agent for distribution to each Lender interest on Tranche B Loans outstanding hereunder from the date disbursed to but not including the date of payment. Interest on Tranche B Corporate Rate Loans shall be payable monthly, in arrears, as provided in Paragraph 7(l) below, and interest on a Tranche B Eurodollar Loan shall be payable at the end of the applicable Interest Period.

     3.   Tranche C Credit Facility.
          -------------------------

          3(a)  Lending Limit.  Subject to the conditions set forth herein, the
               -------------
Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche C Loans" or a "Tranche C Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which said Tranche C Loan was requested), the lesser of:

               (1)  The Aggregate Tranche C Credit Limit; and

               (2) The Collateral Value of the Tranche C Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche C Loans (and which are not being repaid by any Tranche C Loan requested).

Provided, however, that notwithstanding anything contained herein to the
--------  -------
contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding, all Tranche G Loans outstanding, the aggregate amount of all L/C Drawings which have not been reimbursed by the Companies (and which are not being repaid with the proceeds of a Tranche G Loan on such date), the maximum aggregate amount available to be drawn under all outstanding Letters of Credit, and all Swing Line Loans outstanding exceed the lesser of (i) the Aggregate Collateral Value of the

Borrowing Base or (ii) the Aggregate Facility Commitment at such time.

          3(b)  Interest Rate.  All Tranche C Loans shall bear interest at the
               -------------
Applicable Corporate Rate, unless the Companies elect to have a Tranche C Loan bear interest at (i) the Applicable Eurodollar Rate as permitted herein or (ii) an interest rate established pursuant to Paragraph 7(u) below.

          3(c)  Payment of Interest.  The Companies shall pay to the
               -------------------
Administrative Agent for distribution to each Lender interest on Tranche C Loans outstanding hereunder from the date disbursed to but not including the date of payment. Interest on Tranche C Corporate Rate Loans shall be payable monthly, in arrears, as provided in Paragraph 7(l) below, and interest on a Tranche C Eurodollar Loan shall be payable at the end of the applicable Interest Period.

     4.   Tranche D Credit Facility.
          -------------------------

          4(a)  Lending Limit.  Subject to the conditions set forth herein, the
               -------------
Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche D Loans" or a "Tranche D Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which said Tranche D Loan was requested), the lesser of:

               (1)  The Aggregate Tranche D Credit Limit; and

               (2) The Collateral Value of the Tranche D Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche D Loans (and which are not being repaid by any Tranche D Loan requested).

Provided, however, that notwithstanding anything contained herein to the
--------  -------
contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding, all Tranche G Loans outstanding, the aggregate amount of all L/C Drawings which have not been reimbursed by the Companies (and which are not being repaid with the proceeds of a Tranche G Loan on such date), the maximum aggregate amount available to be drawn under all outstanding Letters of Credit, and all Swing Line Loans outstanding exceed the lesser of (i) the Aggregate Collateral Value of the Borrowing Base or (ii) the Aggregate Facility Commitment at such time.

          4(b)  Interest Rate.  All Tranche D Loans shall bear interest at the
               -------------
Applicable Corporate Rate, unless the Companies elect to have a Tranche D Loan bear interest at (i) the Applicable Eurodollar Rate as permitted herein or (ii) an interest rate established pursuant to Paragraph 7(u) below.

          4(c)  Payment of Interest.  The Companies shall pay to the
               -------------------
Administrative Agent for distribution to each Lender interest on Tranche D Loans outstanding hereunder from the date disbursed to but not including the date of payment. Interest on Tranche D Corporate Rate Loans shall be payable monthly, in arrears, as provided in Paragraph 7(l) below, and interest on a Tranche D Eurodollar Loan shall be payable at the end of the applicable Interest Period.

     5.   Tranche E Credit Facility.
          -------------------------

          5(a)  Lending Limit.  Subject to the conditions set forth herein, the
               -------------
Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche E Loans" or a "Tranche E Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which said Tranche E Loan was requested), the lesser of:

               (1)  The Aggregate Tranche E Credit Limit; and

               (2) The Collateral Value of the Tranche E Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche E Loans (and which are not being repaid by any Tranche E Loan requested).

Provided, however, that notwithstanding anything contained herein to the
--------  -------
contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding, all Tranche G Loans outstanding, the aggregate amount of all L/C Drawings which have not been reimbursed by the Companies (and which are not being repaid with the proceeds of a Tranche G Loan on such date), the maximum aggregate amount available to be drawn under all outstanding Letters of Credit, and all Swing Line Loans outstanding exceed the lesser of (i) the Aggregate Collateral Value of the Borrowing Base or (ii) the Aggregate Facility Commitment at such time.

          5(b)  Interest Rate.  All Tranche E Loans shall bear interest at the
               -------------
Applicable Corporate Rate, unless the Companies elect to have a Tranche E Loan bear interest at (i) the Applicable Eurodollar Rate as permitted herein or (ii) an interest rate established pursuant to Paragraph 7(u) below.

          5(c)  Payment of Interest.  The Companies shall pay to the
               -------------------
Administrative Agent for distribution to each Lender interest on Tranche E Loans outstanding hereunder from the date disbursed to but not including the date of payment. Interest on Tranche E Corporate Rate Loans shall be payable monthly, in arrears, as provided in Paragraph 7(l) below, and interest on a Tranche E Eurodollar Loan shall be payable at the end of the applicable Interest Period.

     6.   Tranche F Credit Facility.
          -------------------------

          6(a)  Lending Limit.  Subject to the conditions set forth herein, the
               -------------
Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche F Loans" or a "Tranche F Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which said Tranche F Loan was requested), the lesser of:

               (1)  The Aggregate Tranche F Credit Limit; and

               (2) The Collateral Value of the Tranche F Borrowing Base minus the aggregate dollar amount of Swing Line

     Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche F Loans (and which are not being repaid by any Tranche F Loan requested).

Provided, however, that notwithstanding anything contained herein to the
--------  -------
contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding, all Tranche G Loans outstanding, the aggregate amount of all L/C Drawings which have not been reimbursed by the Companies (and which are not being repaid with the proceeds of a Tranche G Loan on such date), the maximum aggregate amount available to be drawn under all outstanding Letters of Credit, and all Swing Line Loans outstanding exceed the lesser of (i) the Aggregate Collateral Value of the Borrowing Base or (ii) the Aggregate Facility Commitment at such time.

          6(b)  Interest Rate.  All Tranche F Loans shall bear interest at the
               -------------
Applicable Corporate Rate, unless the Companies elect to have a Tranche F Loan bear interest at (i) the Applicable Eurodollar Rate as permitted herein or (ii) an interest rate established pursuant to Paragraph 7(u) below.

          6(c)  Payment of Interest.  The Companies shall pay to the
               -------------------
Administrative Agent for distribution to each Lender interest on Tranche F Loans outstanding hereunder from the date disbursed to but not including the date of payment. Interest on Tranche F Corporate Rate Loans shall be payable monthly, in arrears, as provided in Paragraph 7(l) below, and interest on a Tranche F Eurodollar Loan shall be payable at the end of the applicable Interest Period.

          6A.  Swing Line Facility.
               -------------------

               6A(a) Swing Line Lending Limit.  Subject to the conditions
                     ------------------------
set forth herein, First Union agrees that it shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance loans (the "Swing Line Loans" or a "Swing Line Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding, the lesser of:

               (1)  The Maximum Swing Line Commitment; and

               (2) (i) The Aggregate Collateral Value of the Borrowing Base, minus (ii) the sum of (A) the aggregate dollar amount of Regular Loans
     -----
     outstanding, (B) the aggregate amount of all L/C Drawings which have not been reimbursed by the Companies (and which are not being repaid with the proceeds of a Tranche G Loan on such date) and (C) the maximum aggregate amount available to be drawn under all outstanding Letters of Credit;

Provided, however, that:
--------  -------

               (1) In calculating the availability of Swing Line Loans under this Paragraph 6A(a) at any date, the aggregate amount of Swing Line Loans outstanding shall not include any Swing Line Loans which will be repaid with Regular Loans to be advanced on such date in accordance with the terms of this Agreement (provided that no Swing Line Loans shall be repaid with
                        --------
     Tranche G Loans);

               (2) Notwithstanding anything contained herein to the contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding, all Tranche G Loans outstanding, the aggregate amount of all L/C Drawings which have not been reimbursed by the Companies (and which are not being repaid with the proceeds of a Tranche G Loan on such date), the maximum aggregate amount available to be drawn under all outstanding Letters of Credit, and all Swing Line Loans outstanding exceed the lesser of (i) the Aggregate Collateral Value of the Borrowing Base or (ii) the Aggregate Facility Commitment at such time; and

               (3) Notwithstanding anything contained herein to the contrary, at no time may (A) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche A Loans, plus all Tranche A Loans outstanding, exceed the lesser of the Collateral Value of the Tranche A Borrowing Base or the Aggregate Tranche A Credit Limit; (B) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche B Loans, plus all Tranche B Loans outstanding, exceed the lesser of the Collateral Value of the Tranche B

     Borrowing Base or the Aggregate Tranche B Credit Limit; (C) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche C Loans, plus all Tranche C Loans outstanding, exceed the lesser of the Collateral Value of the Tranche C Borrowing Base or the Aggregate Tranche C Credit Limit; (D) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche D Loans, plus all Tranche D Loans outstanding, exceed the lesser of the Collateral Value of the Tranche D Borrowing Base or the Aggregate Tranche D Credit Limit; (E) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche E Loans, plus all Tranche E Loans outstanding, exceed the lesser of the Collateral Value of the Tranche E Borrowing Base or the Aggregate Tranche E Credit Limit; or (F) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche F Loans, plus all Tranche F Loans outstanding, exceed the lesser of the Collateral Value of the Tranche F Borrowing Base or the Aggregate Tranche F Credit Limit.

          6A(b) Interest Rate.  Each Swing Line Loan shall bear
                -------------
interest at the Applicable Corporate Rate which corresponds to the type of Regular Loan identified by the Companies in the applicable Loan Request as being scheduled to repay such Swing Line Loan (provided that no Swing Line Loan may be
                                         --------
repaid with a Tranche G Loan).

          6A(c) Payment of Interest.  The Companies shall pay to the
                -------------------
Administrative Agent for distribution to First Union interest on Swing Line Loans outstanding hereunder from the date disbursed to but not including the day of payment or refunding pursuant to Paragraph 6A(d) below. Interest on Swing Line Loans shall be payable monthly, in arrears, as provided in Paragraph 7(l) below.

          6A(d) Refunding of Swing Line Loans.  Upon demand by First Union,
                -----------------------------
Swing Line Loans shall be refunded or participations therein acquired, as applicable, in accordance with the following provisions. Such refunding or acquisition will occur no later than 4:00 p.m. (Charlotte, North Carolina time) on the day of such demand if made before 2:00 p.m. (Char-lotte, North Carolina time) and no later than 12:00 noon (Charlotte, North Carolina time) on the next succeeding Business Day if demand therefor is made after 2:00 p.m. (Charlotte, North Carolina time).

                (1) Prior to the occurrence of an Event of Default or Potential Default, Swing Line Loans shall be refunded by the Lenders. Such refundings shall be made by the Lenders in accordance with their respective Percentage Shares and shall, thereafter, be reflected as actual Regular Loans of the Lenders on the books and records of the Administrative Agent. The type of Regular Loan made by the Lenders in connection with the refunding of any Swing Line Loan shall be the type of Loan identified by the Companies in the Loan Request for such Swing Line Loan as being scheduled to repay such Swing Line Loan.

                (2) After the occurrence of any Event of Default or Potential Default, each Lender (other than First Union) shall irrevocably and unconditionally purchase from First Union, without recourse or warranty (except that such outstanding Swing Line Loans in fact were made in accordance with the provisions of this Agreement, and are not subject to any Liens arising out of any act of First Union), an undivided interest and participation in any Swing Line Loans then outstanding, by paying to First Union, in dollars immediately available to First Union, an amount equal to such Lender's Percentage Share of such Swing Line Loans, and thereafter, except as otherwise provided in the second succeeding sentence, the Lenders' respective interests in such Swing Line Loans, and the remaining interest of First Union in such Swing Line Loans, shall in all respects be treated as Regular Loans under this Agreement of the type identified by the Companies in the Loan Request for such Swing Line Loan as being scheduled to repay such Swing Line Loan, but such Swing Line Loans shall continue to be evidenced by the Note which evidences the Swing Line Loans. If any Lender does not pay any amount which it is required to pay to First Union, First Union shall be entitled to recover such amount on demand from such Lender, together with interest thereon, at the Applicable Corporate Rate, for each day from the date of such demand, if made prior to 2:00 p.m. (Charlotte, North Carolina time) on any Business Day, or, if made after 2:00 p.m. from the next Business Day following the date of such demand, until the date such amount is paid to First Union by such Lender. If such Lender does not pay such amount forthwith upon First Union's demand therefor, and until such time as such Lender makes the required payment, First Union shall be deemed to continue to have outstanding a Swing Line Loan in the amount of such unpaid participation obligation for all purposes of this Agreement other than those provisions requiring such other Lender to purchase a participation therein. First Union shall upon the request of such Lender, furnish to such Lender a participation certificate evidencing the participation purchased by such Lender.

                (3)  [Intentionally Omitted].

                (4) Notwithstanding anything contained in this Agreement to the contrary, no Lender shall be obligated to refund or acquire a participation interest in any Swing Line Loans made by First Union unless (i) First Union believed in good faith that all conditions specified in Paragraph 6A(a) above and Paragraph 9 below to the making of such Swing Line Loans were satisfied at the time such Swing Line Loans were made, or (ii) such Lender had actual knowledge that any such condition had not been satisfied and failed to notify First Union in writing prior to the time First Union made such Swing Line Loan that First Union was not authorized to make a Swing Line Loan until such condition had been satisfied, or (iii) the satisfaction of any such condition that was not satisfied had been waived by the requisite Lenders in accordance with the provisions of this Agreement, or the making of such Swing Line Loan in the face of such non-satisfied condition or conditions had been consented to by the requisite Lenders in accordance with the provisions of this Agreement.

     6B.  Letter of Credit Facility.
          -------------------------

          6B(a) Credit Limit.  Subject to the conditions set forth herein, the
                ------------
L/C Bank agrees that it shall, from the date hereof up to but not including the Business Day immediately preceding the Maturity Date, issue Letters of Credit for the account of homebuilders who are the Obligors under Construction Loans made by the Companies pursuant to this Agreement; provided that the maximum aggregate amount available to be drawn under all outstanding Letters of Credit at any time shall not exceed at any time the lesser of:

                (1) the L/C Credit Limit, minus the sum of: (i) the aggregate dollar amount of all L/C Drawings which have not been reimbursed by the Companies and (ii) the aggregate dollar amount of all Tranche G Loans outstanding; and

               (2) the Aggregate Collateral Value of the Borrowing Base minus the sum of: (i) the aggregate dollar amount of all L/C Drawings which have not been reimbursed by the Companies; and (ii) the aggregate dollar amount of all Loans (including without limitation Tranche G Loans) outstanding;

Provided, however, that for purposes of the calculations under this Paragraph
--------  -------
6B(a), the L/C Bank shall, so long as there shall not exist an Event of Default or Potential Default, deem unreimbursed L/C Drawings outstanding on any date not to include L/C Drawings being paid with a Tranche G Loan on such date.

          6B(b) Purpose.  The Letters of Credit shall be issued for the purpose
                -------
of providing support for homebuilders who are Obligors under Construction Loans made pursuant to this Agreement, which Letters of Credit shall provide credit support as may be required by local authorities for the construction of certain improvements with respect to single-family tract home developments developed by such homebuilders which are financed with the proceeds of such Construction Loans.

          6B(c) Terms of Letters of Credit.  Each Letter of Credit shall be in
                --------------------------
the form of that attached hereto as Exhibit X.
                                    ---------

          6B(d) Procedures for Issuance of Letters of Credit.  At such
                --------------------------------------------
time as the Companies desire to have the L/C Bank issue a Letter of Credit, it shall, no later than 2:00 p.m. (Charlotte, North Carolina time) on the Business Day immediately preceding the proposed Issuance Date, execute and telecopy to the Collateral Agent, the Administrative Agent and the L/C Bank a completed and duly executed L/C Availability Certificate, together with the Required Documents for the issuance of a Letter of Credit. Subject to the conditions precedent set forth in Paragraph 9(b) below, on the proposed Issuance Date, the L/C Bank, assuming receipt of the L/C Availability Certificate and the Required Documents, shall no later than 5:00 p.m. (Charlotte, North Carolina time) on the Business Day immediately preceding the proposed Issuance Date issue the requested Letter of Credit on behalf of the Companies pursuant to the directions set forth on the L/C Availability Certificate and in each case in accordance with the terms stated herein, such Letter of Credit to be delivered to the Companies via overnight courier for receipt by the Companies on the Issuance Date.

          6B(e) Letter of Credit Demands.  Any payment by the L/C Bank under any
                ------------------------
Letter of Credit honoring a drawing made thereunder (an "L/C Drawing" or, collectively and severally, the "L/C Drawings"), shall be reimbursed by the Companies for the account of the L/C Bank on or before the close of business on the Business Day immediately following the Business Day on which the Companies receive notice from the Administrative Agent that such L/C Drawing has been made. Prior to the Maturity Date, and subject to the conditions set forth in Paragraph 9 below, such reimbursement may be effected by the borrowing of a Tranche G Loan and disbursement of the proceeds thereof directly to the L/C Bank. After the Maturity Date, such reimbursement shall be effected as set forth in Paragraph 6B(k) below.

          6B(f) Absolute Obligation to Repay.  The Companies' obligation to
                ----------------------------
repay L/C Drawings and any and all other amounts payable to the L/C Bank hereunder shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and irrespective of any set-off, counterclaim or defense to payment which the Companies may have or have had, against the L/C Bank, any Lender or any other Person (except as may be otherwise provided below), including, without limitation, any set-off, counterclaim or defense based upon or arising out of:

               (1) any requisition, statement or any other document presented under any L/C Document proving to be forged, fraudulent or invalid in any respect (so long as such requisition, statement or document is reasonably believed by the L/C Bank or the Administrative Agent to be genuine) or any statement therein being untrue or inaccurate in any respect;

               (2) the theft or loss of any Letter of Credit, or the forgery of any signature on any Letter of Credit (other than by the L/C Bank or any officer, employee or agent thereof) or the alteration, in any manner or to any extent, of any Letter of Credit;

               (3) the invalidity or unenforceability of any L/C Document;

               (4) any claim, defense or other right which the Companies may have at any time against the L/C Bank or any other Person (except as may be otherwise provided in this Paragraph 6B(f));

               (5) the inaccuracy or incompleteness of any statement under any L/C Drawing; or

               (6) any other circumstance or happening whatsoever similar to any of the foregoing.

Without limiting the foregoing the Companies acknowledge and agree that the L/C Bank, the Administrative Agent, the Collateral Agent, the Lenders and each of their respective officers, employees and agents shall be entitled to rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, instruction (whether oral or otherwise), receipt or other document, instrument or agreement reasonably believed by them to be genuine and to have been signed, sent or given by the proper party or parties.

     6B(g)  INTENTIONALLY DELETED.
            ---------------------

            6B(h)  Delivery of Payments.  Prior to the Maturity Date, all
                   --------------------
amounts payable by the Companies to the L/C Bank under the Credit Documents, including, without limitation, interest, fees and payments by way of indemnification, shall be made directly to the Administrative Agent for the benefit of the L/C Bank, to be promptly remitted by the Administrative Agent in such manner and to such accounts as the L/C Bank may from time to time direct. The L/C Bank will as soon as practicable give Administrative Agent written notice of any failure by the Companies to pay or perform any of the L/C Obligations.

            6B(i)   Responsibility for Instructions.  The L/C Bank and the
                    -------------------------------
Administrative Agent shall be entitled to rely on the authority of any Person purporting to be a Person designated on a list of authorized signers delivered to the L/C Bank and the Administrative Agent from time to time as authorized by the Companies to make requests according to the procedures set forth in Paragraph 6B(d) above and shall have no liability to the Companies on account of any action taken by the L/C Bank or the Administrative Agent in reliance on such telephonic requests.

The Companies' obligation to repay L/C Drawings and other L/C Obligations shall not be affected in any manner or to any extent by any failure by the Administrative Agent, the L/C Bank, or the Companies to receive written confirmation of or receipt by any of such Persons of written confirmation at variance with a telephonic request made hereunder.

          6B(j) Letter of Credit Fee.  The Companies hereby agree to
                --------------------
pay to the L/C Bank, for the pro rata benefit of the Lenders, a non-refundable letter of credit fee with respect to each Letter of Credit issued at a rate of one-half percent (0.50%) per annum of the amount in which such Letter of Credit is issued, such fee to be payable on the Issuance Date thereof.

          6B(k) Letters of Credit Outstanding on Maturity Date. Notwithstanding
                ----------------------------------------------
anything to the contrary contained in this Section 6B or elsewhere in this Agreement, in the event that there are any Letters of Credit outstanding on the Maturity Date, the Companies shall either (i) arrange for the replacement of such Letters of Credit and return all such original Letters of Credit to the L/C Bank, or (ii) (A) deposit with the L/C Bank into an account designated by the L/C Bank an amount (the "Cash Collateral") equal to the maximum aggregate amount available to be drawn under all outstanding Letters of Credit, and (B) enter into a reimbursement agreement with the L/C Bank with respect to such outstanding Letters of Credit, which reimbursement agreement shall be substantially in the form of the L/C Bank's standard form L/C reimbursement agreement. Such reimbursement agreement shall provide, inter alia, that
                                                       ----- ----
immediately upon honoring after the Maturity Date any L/C Drawing under any Letter of Credit, the L/C Bank shall be authorized to apply so much of the Cash Collateral as may be necessary to reimburse such L/C Drawing without demand or prior notice of any kind to the Companies; provided, however, that the
                                                     --------  -------
L/C Bank shall notify the Companies as promptly as reasonably possible after any such application of Cash Collateral.

          6C.  Tranche G Credit Facility.
               -------------------------

               6C(a) Lending Limit.  Subject to the conditions set forth
                     -------------
herein, the Lenders severally agree that they shall (and the Companies hereby irrevocably authorize and direct them) from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche G Loans" or a "Tranche G Loan") directly to the Administrative

Agent for the benefit of the L/C Bank for the account of the Companies and at the request of the L/C Bank, for the purpose of reimbursing the L/C Bank for unrepaid L/C Drawings, in amounts not to exceed, in the aggregate at any one time outstanding, the lesser of:

                     (1) The L/C Credit Limit minus the sum of (i) the aggregate amount of all unrepaid L/C Drawings and (ii) the maximum aggregate amount available to be drawn on all outstanding Letters of Credit; and

                     (2) The Aggregate Collateral Value of the Borrowing Base minus the sum of (i) the aggregate dollar amount of all Loans outstanding, and (ii) the aggregate amount of all unrepaid L/C Drawings, and (iii) the maximum aggregate amount available to be drawn under all outstanding Letters of Credit.

Provided, however, that (i) for purposes of the calculations under this
--------  -------
Paragraph 6C(a), the Lenders shall, so long as there shall not exist an Event of Default or Potential Default, deem unrepaid L/C Drawings outstanding on any date not to include L/C Drawings being paid with a Tranche G Loan on such date; and
(ii) notwithstanding anything contained herein to the contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding, all Tranche G Loans outstanding, the aggregate amount of all L/C Drawings which have not been reimbursed by the Companies, the maximum aggregate amount available to be drawn under all outstanding Letters of Credit, and all Swing Line Loans outstanding exceed the lesser of (i) the Aggregate Collateral Value of the Borrowing Base or
(ii) the Aggregate Facility Commitment at such time.

          6C(b) Interest Rate.  All Tranche G Loans shall bear interest at the
                -------------
Applicable Corporate Rate.

          6C(c) Payment of Interest.  The Companies shall pay to the
                -------------------
Administrative Agent for distribution to each Lender interest on Tranche G Loans outstanding hereunder from the date disbursed to but not including the date of payment. Interest on Tranche G Corporate Rate Loans shall be payable monthly, in arrears, as provided in Paragraph 7(l) below.

     7.   Miscellaneous Lending Provisions.
          --------------------------------

          7(a)  Conversion and Continuation.
               ---------------------------

               (1) The Companies may elect from time to time to convert Eurodollar Loans to Corporate Rate Loans by giving the Administrative Agent at least one Business Day's prior irrevocable notice of such election. Any conversion of Eurodollar Loans may only be made on the last day of the applicable Interest Period. The Companies may elect from time to time to convert Corporate Rate Loans to Eurodollar Loans by giving the Administrative Agent at least two Eurodollar Business Days' prior irrevocable notice of such election. All such elections shall be made by means of a Loan Request. Upon receipt of a Loan Request, the Administrative Agent shall promptly notify each of the Lenders affected thereby thereof. No Corporate Rate Loan shall be converted into a Eurodollar Loan if an Event of Default or Potential Default has occurred and is continuing on the day occurring two Eurodollar Business Days prior to the date of the conversion requested by the Companies or on the date of conversion. All or any part of outstanding Loans may be converted as provided herein, provided that partial conversions shall be in a principal amount of $1,000,000 or whole multiples of $100,000 in excess thereof.

               (2) (A) Any Eurodollar Loan may be continued as such upon the expiration of the Interest Period with respect thereto by the Companies giving the Administrative Agent at least two Eurodollar Business Days' prior irrevocable notice of such election as set forth in a Loan Request, and (B) if the Companies shall fail to give notice as provided above, the Companies shall be deemed to have elected to continue the affected Eurodollar Loan on the last day of the relevant Interest Period as a Eurodollar Loan having the same Interest Period as the continued Eurodollar Loan; provided, however, that no Eurodollar Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing on the day occurring two Eurodollar Business Days prior to the proposed date of such continuation, but shall be automatically converted to a Corporate Rate Loan on the last day of the then current Interest Period applicable thereto, and the Administrative Agent shall notify the Lenders affected thereby and the Companies promptly that such automatic conversion will occur.

               (3) Notwithstanding anything contained in this Agreement to the contrary, at no time shall there be Eurodollar Loans outstanding with more than five (5) different Interest Periods.

          7(b)  Inability to Determine Rate.  If the Administrative Agent
               ---------------------------
(which determination shall be conclusive and binding upon the Companies, provided such determination is made on a reasonable basis) that by reason of circumstances affecting the London interbank eurodollar market adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period, the Administrative Agent shall forthwith give facsimile notice of such determination, confirmed in writing, to each Lender affected thereby and to the Companies. If such notice is given: (1) no Loan may be funded as a Eurodollar Loan, (2) any Loan that was to have been converted to a Eurodollar Loan shall, subject to the provisions hereof, be continued as a Corporate Rate Loan and (3) any outstanding Eurodollar Loan shall be converted on the last day of the then current Interest Period with respect thereto to a Corporate Rate Loan. Until such notice has been withdrawn by the Administrative Agent, the Companies shall not have the right to convert a Loan to a Eurodollar Loan or fund any Loan as a Eurodollar Loan or to continue a Eurodollar Loan as such.
The Administrative Agent shall withdraw such notice in the event that the circumstances giving rise thereto no longer exist and that adequate and reasonable means exist for ascertaining the Eurodollar Rate for the Interest Period requested by the Companies, and following withdrawal of such notice by the Administrative Agent, the Companies shall have the right to fund any Loan as a Eurodollar Loan or convert a Loan to a Eurodollar Loan or to continue a Eurodollar Loan in accordance with the terms and conditions of this Agreement.

          7(c)  Illegality.  Notwithstanding any other provisions herein, if
                ----------
any regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement: (1) the commitment of such Lender hereunder to continue Eurodollar Loans or to convert Corporate Rate Loans to Eurodollar Loans shall forthwith be suspended and the Administrative Agent shall forthwith give facsimile notice to the Companies of such illegality, and upon giving such notice, (2) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Corporate Rate Loans at the end of their respective Interest

Periods or within such earlier period as required by law. In the event of a conversion of any such Loan prior to the end of its applicable Interest Period the Companies hereby agree promptly to pay any Lender affected thereby, upon demand, the amounts required pursuant to Paragraph 7(f) below, it being agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder. If subsequently the Administrative Agent determines that the cause of such illegality has ceased to exist, the Administrative Agent will so advise the Companies by facsimile notice and the Companies may convert such Corporate Rate Loans to Eurodollar Loans or request that any Loan be funded as a Eurodollar Loan as provided in Paragraph 7(j) below. Notwithstanding anything contained herein to the contrary, in the event that any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, then in lieu of the provisions and procedures set forth above, the Company may, at its sole option, elect to require such Lender to assign all of its Maximum Commitment and Loans to another Lender or to another party meeting the criteria set forth in Paragraph 15(i) below, which such assignment shall be made pursuant to the terms and provisions contained in Paragraph 15(i) below.

          7(d)  Requirements of Law; Increased Costs.  In the event that any
               ------------------------------------
change subsequent to the date hereof in any applicable law, order, regulation, treaty or directive issued by any central bank or other Governmental Authority, or in the governmental or judicial interpretation or application thereof, or compliance by any Lender or the L/C Bank or any participant in the L/C Obligations pursuant to a Participation Agreement (an "L/C Participant") with any request or directive (whether or not having the force of law) by any central bank or other Governmental Authority:

               (1) subjects any Lender, the L/C Bank or any L/C Participant to any tax of any kind whatsoever with respect to this Agreement or any Loans made hereunder or any Letter of Credit issued pursuant hereto (or any participations therein), or changes the basis of taxation of payments to such Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of such Lender);

               (2) imposes, modifies or holds applicable any reserve, capital requirement of general application to similarly situated financial institutions, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, letters of credit issued by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are (in the case of Loans) not otherwise included in the determination of the Eurodollar Rate, the Applicable Eurodollar Rate or the Corporate Rate; or

               (3) imposes on such Lender, the L/C Bank or any L/C Participant any other condition;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining any Loan or the cost to the L/C Bank of issuing or maintaining any Letter of Credit or the cost to any L/C Participant of participating therein, or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of such Lender, the L/C Bank or such L/C Participant or any Person controlling such Lender, the L/C Bank or such L/C Participant, then, in any such case, the Companies shall promptly pay to the Administrative Agent for remittance to such Lender, the L/C Bank or such L/C Participant, upon its written demand made through the Administrative Agent, any additional amounts necessary to compensate such Lender, the L/C Bank or such L/C Participant for such additional cost or reduced amounts receivable or rate of return as determined by such Lender, the L/C Bank or such L/C Participant with respect to this Agreement or Loans made hereunder or Letters of Credit issued pursuant hereto, subject to the limitations set forth in the following sentence. If a Lender, the L/C Bank or an L/C Participant becomes entitled to claim any additional amounts pursuant to this Paragraph 7(d), it shall, promptly after it obtains knowledge thereof and determines to request compensation hereunder, notify the Companies in writing through the Administrative Agent of the event by reason of which it has become so entitled, provided that (A) any amounts owed by the Companies to such Lender, the L/C Bank or such L/C Participant pursuant to this Paragraph 7(d) shall begin to accrue on the later to occur of (1) the date on which such amounts began to be incurred, and (2) the date which is thirty
(30) days prior to the date such notice is submitted to the Companies, and (B) such Lender, the L/C Bank or such L/C Participant, through the Administrative

Agent, will designate a different lending office for those Loans or Letters of Credit affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation, so long as any such designation is reasonably convenient for such Lender, the L/C Bank or such L/C Participant. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by a Lender, the L/C Bank or an L/C Participant, through the Administrative Agent, to the Companies shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder. Notwithstanding anything contained herein to the contrary, in the event that any change occurs as described in subparagraphs (1), (2) or (3) hereof, the result of which is to increase the cost to any Lender of making, renewing or maintaining any Loan or the cost to the L/C Bank or any L/C Participant of issuing or maintaining any Letter of Credit or participating therein or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of such Lender, the L/C Bank or such L/C Participant or any Person controlling such Lender, the L/C Bank or such L/C Participant, then in lieu of the provisions, payments and procedures set forth above, the Company may, at its sole option, elect to require such Lender, the L/C Bank or such L/C Participant to assign all of its Maximum Commitment and Loans, or its Letter of Credit or participation therein, as applicable, to another Lender, another L/C Bank or another L/C Participant, as applicable, or to another party meeting the criteria set forth in Paragraph 15(i) below, which such assignment shall be made pursuant to the terms and provisions contained in Paragraph 15(i) below.

          7(e)  Funding.  Each Lender shall be entitled to fund all or any
               -------
portion of its Loans in any manner it may determine in its sole discretion, but all calculations and transactions hereunder shall be conducted as though all Lenders actually fund all Eurodollar Loans through the purchase in London of offshore dollar deposits in the amount of the relevant Eurodollar Loan in maturities corresponding to the applicable Interest Period.

          7(f)  Funding Indemnification -- Prepayment.  In addition to all other
               -------------------------------------
payment obligations hereunder, in the event any Loan which is outstanding as a Eurodollar Loan is prepaid prior to the last day of the applicable Interest Period, whether following a voluntary prepayment or a mandatory prepayment, the Companies shall immediately pay to the Lenders holding the

Eurodollar Loans prepaid, through the Administrative Agent, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of the Eurodollar Loan so prepaid to the last day of the Interest Period for such Eurodollar Loan at the applicable rate of interest hereunder for such Eurodollar Loan over (ii) the interest component of the amount the Administrative Agent would have bid in the London interbank market for dollar deposits of leading banks of amounts comparable to such principal amount repaid and maturities comparable to such period, as reasonably determined by the Administrative Agent, together with an additional amount compensating each such Lender for losses and reasonable expenses incurred by such Lender in connection with such prepayment, including, without limitation, such as may arise out of a re-employment of funds obtained by such Lender and from fees payable to terminate the deposits from which such funds were obtained, such interest amount, losses, and expenses and the method of calculation thereof being set forth in reasonable detail and a statement delivered to the Companies by such Lender. Under no circumstances shall any Lender have any obligation to remit monies to the Companies upon prepayment of any Eurodollar Loan even under circumstances which do not result in the necessity of the payment by the Companies of any amount hereunder. The provisions hereof shall survive termination of this Agreement and payment of the outstanding Loans and all amounts payable hereunder.

          7(g) Funding Indemnification -- Failure to Borrow, Default or Failure
              ----------------------------------------------------------------
to Continue or Convert.  In addition to all other payment obligations
----------------------
hereunder, in the event the Companies shall fail to borrow an Eurodollar Loan or to continue or to make a conversion to a Eurodollar Loan after the Companies have given notice thereof as provided in Paragraph 7(a) above, or if after giving a notice to have any Lender make a Eurodollar Loan, such Lender is not obligated to do so due to the existence of an Event of Default or Potential Default, then the Companies shall immediately pay any Lender holding the Eurodollar Loan not borrowed, continued or converted, or which would have been obligated to make such Eurodollar Loan, through the Administrative Agent, an additional amount compensating each such Lender for losses and expenses incurred by such Lender in connection with such failure to borrow, continue or convert a Eurodollar Loan, or the occurrence of an Event of Default or Potential Default including, without limitation, such as may arise out of re-employment of funds obtained by such Lender and from fees payable to terminate the deposits from which such funds were obtained, such losses and expenses and the method of calculation thereof being set forth in reasonable detail in a statement delivered to the Companies by such Lender. The provisions hereof shall survive termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

          7(h)  INTENTIONALLY DELETED.
                ---------------------

          7(i) Use of Proceeds. (i) The proceeds of all Tranche A Loans shall
               ---------------
be used by the Companies solely for the purposes of acquiring Eligible A/B Mortgage Loans to be held for sale by the Companies and of originating Warehousing Loans which Warehousing Loans shall be secured by Mortgage Loans pledged by sub-borrowers to the Companies; (ii) the proceeds of all Tranche B Loans shall be used by the Companies solely for the purpose of acquiring or retaining Eligible A/B Mortgage Loans to be held for investment by the Companies; (iii) the proceeds of all Tranche C Loans shall be used by the Companies solely for the purpose of acquiring and maintaining Servicing Contracts and Master Servicing Contracts; (iv) the proceeds of all Tranche D Loans shall be used by the Companies solely for the purpose of originating Construction Loans, which Construction Loans shall be secured by mortgages or deeds of trust from sub-borrowers in favor of the Companies with respect to the real property and improvements being pledged and constructed with the proceeds thereof; (v) the proceeds of all Tranche E Loans shall be used by the Companies solely for the purpose of originating Servicing Loans, which Servicing Loans shall be secured by the servicing rights and servicing receivables pledged by sub-borrowers to the Companies; (vi) the proceeds of all Tranche F Loans shall be used by the Companies solely for the purpose of originating Foreclosure/Repurchase Loans, which Foreclosure/Repurchase Loans shall be secured by the Foreclosure Mortgage Loans and Repurchase Mortgage Loans pledged by sub-borrowers to the Companies; and (vii) the proceeds of all Tranche G Loans shall be used by the Companies solely for the purpose of repaying to the L/C Bank the amount of any unrepaid L/C Drawings; provided, however, that so long as
                                              --------  -------
the aggregate principal amount of outstanding Tranche A Loans, Tranche B Loans, Tranche C Loans, Tranche D Loans, Tranche E Loans and Tranche F Loans is less than the Aggregate Collateral Value of the Borrowing Base, the Companies may use the proceeds of any Tranche A Loans, Tranche B Loans, Tranche C Loans, Tranche D Loans, Tranche E Loans or Tranche F Loans for any general corporate purpose of the Companies.

          7(j)  Request For Loans; Making of Loans.
               ----------------------------------

               (1) (a) If the Companies desire to borrow a Swing Line Loan hereunder, the Companies shall make a Loan Request to the Administrative Agent no later than 4:45 p.m. (Charlotte, North Carolina time) on the proposed funding date, which Loan Request shall identify the type of Regular Loan which is scheduled to repay such Swing Line Loan (provided that no Swing Line Loan may be repaid with a
                           --------
          Tranche G Loan). First Union shall make available the amount of the proposed Swing Line Loan by crediting the amount thereof in immediately available same day funds to the Funding Account on such date.

               (b) If the Companies desire to borrow a Corporate Rate Loan (other than a Swing Line Loan or a Tranche G Loan) hereunder, the Companies shall make a Loan Request to the Administrative Agent no later than 2:00 p.m. (Charlotte, North Carolina time) on the proposed funding date, which Loan Request shall be forwarded promptly by the Administrative Agent to the Lenders by facsimile transmission no later than 2:45 p.m. (Charlotte, North Carolina time) on such date. The applicable Lenders shall make available the amount of their respective Percentage Shares of the proposed Corporate Rate Loan by crediting the amount thereof in immediately available same day funds to the Funding Account no later than 3:30 p.m. (Charlotte, North Carolina time) on such date.

               (c) In the event that an L/C Drawing has not been repaid by the Companies as required by Paragraph 6B(e) above, the L/C Bank may, at its sole option, notify the Administrative Agent no later than 2:00 p.m. (Charlotte, North Carolina time) on any date that it requests the funding on such date of a Tranche G Loan in the amount of such unrepaid L/C Drawing, which notice shall be forwarded promptly by the Administrative Agent to the Lenders by facsimile transmission no later than 2:45 p.m. (Charlotte, North Carolina time) on such date. The applicable Lenders shall make available the amount of their respective Percentage Shares of the proposed Tranche G Loan by crediting the amount thereof in immediately available same day funds to the Administrative Agent for the benefit of the L/C Bank in such account as the Administrative Agent may direct, no later than 3:30 p.m. (Charlotte, North Carolina time) on such date.

               (2) If the Companies desire to borrow or continue a Eurodollar Loan or to convert a Corporate Rate Loan (other than a Tranche G Loan) to a Eurodollar Loan as provided in Paragraph 7(a) above, the Companies shall make a Loan Request to the Administrative Agent no later than 2:00 p.m. (Charlotte, North Carolina time) on the day occurring at least two Eurodollar Business Days prior to the date of the borrowing, conversion or continuation requested therein, and the Administrative Agent shall notify the Lenders of the contents of such Loan Request no later than 2:45 p.m. (Charlotte, North Carolina time) on such Business Day. The applicable Lenders shall make available the amount of their respective Percentage Shares of the proposed Eurodollar Loan by crediting the amount thereof in immediately available same day funds to the Funding Account no later than 3:30 p.m. (Charlotte, North Carolina time) on the proposed day of borrowing. Notwithstanding any provision hereof to the contrary, the parties agree that each Eurodollar Loan shall be in a principal amount of $1,000,000 or whole multiples of $100,000 in excess thereof.

               (3) Each Corporate Rate Loan (other than a Swing Line Loan) and each Eurodollar Loan shall be allocated among and funded by the Lenders in accordance with their applicable Percentage Shares. The failure of any Lender to make its Percentage Share of any Regular Loan to be made by it as part of any borrowing shall not relieve any other Lender of its obligation hereunder to advance its applicable portion of the principal amount thereof but no Lender shall be responsible for the failure of any other Lender to make the advance required of it.

               (4) Notwithstanding anything herein to the contrary, on any day on which (i) the aggregate outstanding principal balance of Loans is less than $180,000,000, (ii) the maximum amount which may be outstanding at any time as Tranche A Loans and Tranche B Loans under this Agreement is not outstanding, (iii) there are Tranche A Corporate Rate Loans or Tranche B Corporate Rate Loans outstanding under the Facility I Agreement, and (iv) the conditions set forth in Paragraphs 9(b)(2), 9(b)(3), 9(b)(4) and 9(b)(5) are met

     (both before and after giving effect to the Loans referenced in this Paragraph 7(j)(4)), the Administrative Agent shall notify the Lenders by facsimile transmission no later than 3:00 p.m. (Charlotte, North Carolina time) on such date of a proposed Corporate Rate Loan to be made on such date, and the applicable Lenders shall make available the amount of their respective Percentage Shares of the proposed Corporate Rate Loan in an aggregate amount not to exceed the principal amount of "Corporate Rate Loans" made under the Facility I Agreement to be prepaid pursuant to and as required under Paragraph 3(n)(4) of the Facility I Agreement by crediting the amount thereof in immediately available same day funds to the Funding Account no later than 3:30 p.m. (Charlotte, North Carolina time) on such date. The Administrative Agent shall use the proceeds of all Loans made pursuant to this Paragraph 7(j)(4) to prepay "Corporate Rate Loans" made under the Facility I Agreement pursuant to and as required under Paragraph 3(n)(4) of the Facility I Agreement. All amounts so advanced by the Lenders under this Paragraph 7(j)(4) shall be considered to be Tranche A Loans or Tranche B Loans, as applicable, for all purposes under this Agreement notwithstanding the fact that no Loan Request shall have been submitted by the Companies in connection therewith.

          7(k)  Notes. The joint and several obligations of the Companies to
               -----
repay the Loans shall be evidenced by (i) notes payable to the order of each Lender, as applicable, in the form set forth as Exhibit A-2 in the Addendum, and
                                                -----------
(ii) a Facility II Swing Line Promissory Note payable to the order of First Union, in form and content acceptable to First Union (collectively, the "Notes").

          7(l)  Interest and Fee Billing and Payment; Notice of Interest Rates.
               --------------------------------------------------------------

               (1) The Administrative Agent shall (A) in the case of the Corporate Rate Loans and any Loans bearing interest at a rate established pursuant to Paragraph 7(u) below, on or before the fifth Business Day of each month, and (B) in the case of Eurodollar Loans, on the last day of the applicable Interest Period, deliver to the Companies an interest and fee billing for the immediately preceding month or Interest Period, as the case may be, which billing shall set forth interest accrued and payable on Loans and fees payable hereunder for such period to be collected by the

     Administrative Agent and which billing shall be payable, in the case of a billing delivered pursuant to subparagraph (A) above, no later than the second Business Day following receipt thereof by the Companies and, in the case of a billing delivered pursuant to subparagraph (B) above, on the last day of the applicable Interest Period.

               (2) In the event that any Lender has entered into a separate letter agreement with the Companies pursuant to Paragraph 7(u) below regarding interest rates for Loans made by such Lender, such Lender shall be responsible for notifying the Administrative Agent, on or before the third Business Day of each month, of the interest owing to such Lender for such month pursuant to such letter agreement, and the Administrative Agent shall incorporate such interest amount delivered to it by such Lender into the interest and fee billing referred to in subparagraph (1) above. The Administrative Agent shall have no duty to independently confirm the accuracy of any such information delivered to it by any Lender.

               (3) The Administrative Agent shall, on each day on which a Loan is made, confirm to the Companies the interest rate which is to be applicable to each such Loan (other than interest rates established pursuant to Paragraph 7(u) below), each such interest rate to be expressed as a decimal and rounded to the nearest 1/1000th of one percent. Such confirmation shall take the form of a verbal confirmation by the Administrative Agent to a designated representative of the Companies, followed by a written confirmation of such rate no later than the close of business of the Administrative Agent on the Business Day following the making of such Loan.

               (4) The Administrative Agent shall bill the Companies directly for all amounts payable to the L/C Bank, and the Companies shall remit all such amounts directly to the Administrative Agent for the benefit of the L/C Bank as provided in Paragraph 6B(h) above.

          7(m)  Repayment of Principal.  Subject to the prepayment requirements
               ----------------------
of Paragraph 7(r) below and the required application of proceeds from the sale or other disposition of Mortgage Loans or servicing rights as provided in the Security Agreement and in the Custodial Agreement, the Companies shall pay the principal amount of each Eurodollar Loan which is not continued or convert-ed pursuant to Paragraph 7(a) on the last day of the applicable Interest Period relating thereto and shall pay the principal amount of all other Loans on the Maturity Date.

          7(n)  Borrowing Base Conformity; Mandatory Prepayments.
               ------------------------------------------------

               (1) The Companies shall cause to be maintained with the Collateral Agent a Tranche A Borrowing Base such that the Collateral Value of the Tranche A Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Tranche A Loans plus the aggregate dollar amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche A Loans.

               (2) The Companies shall cause to be maintained with the Collateral Agent a Tranche B Borrowing Base such that the Collateral Value of the Tranche B Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Tranche B Loans plus the aggregate dollar amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche B Loans.

               (3) The Companies shall cause to be maintained with the Administrative Agent a Tranche C Borrowing Base such that the Collateral Value of the Tranche C Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Tranche C Loans plus the aggregate dollar amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche C Loans.

               (4) The Companies shall cause to be maintained with the Collateral Agent a Tranche D Borrowing Base such that the Collateral Value of the Tranche D Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Tranche D Loans plus the aggregate dollar amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche D Loans.

               (5) The Companies shall cause to be maintained with the Collateral Agent a Tranche E Borrowing Base such that the Collateral Value of the Tranche E Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Tranche E Loans plus the aggregate dollar amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche E Loans.

               (6) The Companies shall cause to be maintained with the Collateral Agent a Tranche F Borrowing Base such that the Collateral Value of the Tranche F Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Tranche F Loans plus the aggregate dollar amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche F Loans.

               (7) The Companies shall prepay Loans to the Administrative Agent on behalf of the Lenders, upon telephonic or facsimile demand by the Administrative Agent, on any day (A) in the amount by which the aggregate principal amount of outstanding Tranche A Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche A Loans, exceeds the Collateral Value of the Tranche A Borrowing Base, (B) in the amount by which the aggregate principal amount of outstanding Tranche B Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche B Loans, exceeds the Collateral Value of the Tranche B Borrowing Base, (C) in the amount by which the aggregate principal amount of outstanding Tranche C Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche C Loans, exceeds the Collateral Value of the Tranche C Borrowing Base, (D) in the amount by which the aggregate principal amount of outstanding Tranche D Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche D Loans, exceeds the Collateral Value of the Tranche D Borrowing Base, (E) in the amount by which the aggregate principal amount of outstanding Tranche E Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche E Loans, exceeds the Collateral Value of the Tranche E Borrowing Base, (F) in the amount by which the aggregate principal amount of outstanding Tranche F Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche F Loans, exceeds the Collateral Value of the Tranche F Borrowing Base, (G) in the amount by which the sum of the aggregate principal amount of outstanding Tranche A Loans, Tranche B Loans, Tranche C Loans, Tranche D Loans, Tranche E Loans, Tranche F Loans, Tranche G Loans and Swing Line Loans, the aggregate amount of all L/C Drawings which have not been reimbursed by the Companies (or with a Tranche G Loan), and the maximum aggregate amount available to be drawn under all outstanding Letters of Credit, exceeds the lesser of (1) the Aggregate Facility Commitment or (2) the Aggregate Collateral Value of the Borrowing Base, or (H) in the amount by which the sum of the aggregate principal amount outstanding of all outstanding Tranche G Loans, plus the aggregate amount of all L/C Drawings which have not been reimbursed by the Companies (or with a Tranche G Loan), plus the maximum aggregate amount available to be drawn under all outstanding Letters of Credit exceeds the lesser of (1) the L/C Credit Limit or (2) the Aggregate Collateral Value of the Borrowing Base less the aggregate principal amount of all Loans outstanding (other than Tranche G Loans); said prepayment to be made on the date on which demand is made by the Administrative Agent if made prior to 12:00 p.m. (Charlotte, North Carolina time) or, if made later than 12:00 p.m. (Charlotte, North Carolina time), before 12:00 p.m. (Charlotte, North Carolina time) on the next Business Day.

               (8) If at such time as the Companies shall be required to prepay Loans under this Paragraph 7(n) there shall not have occurred and be continuing an Event of Default, in lieu of prepaying the Loans as required, the Companies may deliver to the Collateral Agent or the Administrative Agent, as applicable, additional Collateral such that after giving effect to the inclusion of such Collateral in the respective borrowing bases, the Companies shall be in compliance with the requirements of subparagraphs (1) through (7) above.

          7(o)  Nature and Place of Payments.  All payments made on account of
               ----------------------------
Obligations shall be made to the Administrative Agent for distribution to the Lenders and the L/C Bank, as applicable, and the Administrative Agent is hereby irrevocably authorized to debit the Settlement Account and distribute amounts held therein as provided in Paragraph 7(s) below on account thereof. All payments made on account of the Obligations shall be made without setoff or counterclaim in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority. If such payments (other than principal payments made via wire transfers under the Federal Reserve System on Swing Line Loans held solely by First Union, i.e., the other Lenders have not purchased participations therein pursuant to Paragraph 6A(d)(2) above) are received by the Administrative Agent by 3:30 p.m. on any Business Day (Charlotte, North Carolina time) such payment will be credited on such Business Day. If a payment (other than principal payments made via wire transfers under the Federal Reserve System on Swing Line Loans held solely by First Union) is received after 3:30 p.m. (Charlotte, North Carolina time) by the Administrative Agent, such payment will be credited on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate until credited, provided, that the Administrative Agent shall use its best efforts to credit
--------
such payment on the Business Day received. Principal payments via wire transfers under the Federal Reserve System on Swing Line Loans held solely by First Union will be credited as of the Business Day on which First Union receives credit for such funds in its account with the Federal Reserve Bank. All amounts received by the Administrative Agent on account of the Obligations shall be disbursed by the Administrative Agent to the applicable Lenders (or, in the case of amounts received on account of the L/C Obligations, to the L/C Bank) by wire transfer on the date of receipt if received by the Administrative Agent by the applicable deadline for payment thereof as specified above, or if received later, on the next succeeding Business Day. If any payment required to be made by the Companies hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension.

         7(p)  Post-Maturity Interest.  Any Obligations not paid when due
               ----------------------
(whether at stated maturity, upon acceleration or otherwise) shall bear interest from the date due until paid in full at a per annum rate equal to four percent (4%) above the interest rate otherwise applicable thereto or if such Obligations do not otherwise bear interest, four percent (4%) above the Applicable Corporate Rate.

         7(q)  Computations.  All computations of interest and fees payable
               ------------
hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

         7(r)  Prepayments.
               -----------

               (1) The Companies may voluntarily prepay Loans hereunder (including Eurodollar Loans subject to and on the conditions contained in Paragraph 7(f)) in whole at any time or in part from time to time upon notice to the Administrative Agent on or prior to the date of such prepayment; provided that any partial prepayment shall be in a minimum
                 --------
     amount of $250,000.

               (2) Loans hereunder are subject to mandatory prepayment pursuant to Paragraph 7(n) above and, in addition, by application of proceeds of the sale or other disposition of Collateral as provided in the Security Agreement and in the Custodial Agreement.

               (3) The Companies shall pay in connection with any prepayment hereunder all interest accrued but unpaid on Loans to which such prepayment is applied pursuant to Paragraph 7(s) below and any amounts payable pursuant to Paragraph 7(f) above concurrently with payment to the Administrative Agent of any principal amounts.

         7(s)  Allocation of Payments Received.
               -------------------------------

               (1) Prior to the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitments of the Lenders to advance Loans hereunder and of the commitment of the L/C Bank to issue or maintain Letters of Credit hereunder, principal amounts received by the Administrative Agent with respect to Loans shall be allocated (i) first, to First Union in payment of any Swing Line Loans
                   -----
     which have not been refunded with Regular Loans, then (ii) next, among the
                                                                ----
     Lenders on account of the Obligations pro rata in accordance with their respective Percentage Shares, and all amounts received by the Administrative Agent with respect to unreimbursed L/C Drawings shall be allocated to the L/C Bank.

               (2) Following the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitments of the Lenders to advance Loans hereunder and of the commitment of the L/C Bank to issue or maintain Letters of Credit hereunder, all amounts received by the Administrative Agent on account of the Obligations shall be disbursed by the Administrative Agent as follows:

                    (i) First, to the payment of reasonable costs and expenses incurred by the Administrative Agent and Collateral Agent in the performance of their duties and enforcement of their rights under the Credit Documents, including, without limitation, all reasonable costs and expenses of collection, reasonable attorneys' fees, court costs and foreclosure expenses;

                    (ii) Second, to First Union in payment of any Swing Line Loans outstanding (A) in which the Lenders are obligated to purchase participations pursuant to the terms and provisions of Paragraph 6(A)(d)(2) above, (B) which have not been refunded with Regular Loans, and (C) in which participations have not been purchased by the Lenders pursuant to the terms and provisions of Paragraph 6A(d)(2) above;

                    (iii) Third, to the Lenders (and to the L/C Bank, if any L/C Drawings remain unreimbursed for more than one (1) Business Day), pro rata in accordance with their respective Repayment Shares, until the outstanding Loans, unreimbursed L/C Drawings and other Obligations shall have been paid in full, provided that all such amounts described
                                        --------
          herein shall be applied first to interest and then to principal, as applicable, provided further that for the sole purpose of this
                      -------- -------
          Paragraph 7(s)(2)(iii), the Lenders' and the L/C Bank's respective Repayment Shares shall be adjusted to take into account interest which may be owing to any Lender or the L/C Bank at a rate determined pursuant to the provisions of Paragraph 7(u) below, and provided
                                                                  --------
          further that for the sole purpose of this Paragraph 7(s)(2)(iii),
          -------
          First Union's Repayment Share shall be adjusted to exclude Swing Line Loans outstanding which, by application of Paragraph 6A(d)(4) above, the Lenders are not obligated to refund;

                    (iv) Fourth, to First Union in payment of any Swing Line Loans outstanding which, by application of Paragraph 6A(d)(4) above, the Lenders are not obligated to refund; and

                    (v) Fifth, to such Persons as may be legally entitled thereto.

         7(t)  Fees.  The Companies shall pay the following fees:
               ----

               (1) To the Administrative Agent for the account of the Lenders, an annual commitment fee equal to one quarter of one percent (0.25%) of the Aggregate Facility Commitment, such fee to be payable upon the date hereof and annually upon each anniversary of the date hereof.

               (2) To the Administrative Agent for its own account, such arrangement, agency and syndication fees as have been agreed to in writing by the Companies and the Administrative Agent pursuant to that certain letter agreement dated as of February 17, 1995, as such fees may be adjusted from time to time by agreement of the Companies and the Administrative Agent.

               (3) To the Collateral Agent for its own account, such collateral handling fees as are agreed to in writing by the Companies and the Collateral Agent.

               (4) To each of the Co-Agents for its own account, such co-agency fees as have been agreed to in writing in that certain letter dated as of June 19, 1995 from the Companies to the Co-Agents, as modified from time to time in writing by the Companies and the Co-Agents.

         7(u) Notwithstanding anything contained in this Agreement to the contrary, each of the Lenders shall have the option of entering into separate letter agreements from time to time with the Companies whereunder each such Lender may establish an interest rate for Loans made by such Lender hereunder which corresponds to the balance contained in accounts of the Companies held by or maintained with each such Lender.

         7(v) Each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Companies and the Administrative Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, or other manner of certification, establishing that payments of interest hereunder are either not subject to or totally exempt from United States Federal withholding tax and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Lender also agrees to deliver to the Companies and the Administrative Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by such Lender to the Companies, and such extensions or renewals thereof as may reasonably be requested by the Companies or the Administrative Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises each of the Companies and the Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

     8.   Security Agreement; Custodial Agreement; Additional Documents.
          -------------------------------------------------------------

         8(a)  Security Agreement.  On or before the date hereof, the Companies
               ------------------
shall execute and deliver to the Administrative Agent: (1) a security and collateral agency agreement in the form set forth as Exhibit B in the Addendum
                                                     ---------
(the "Security Agreement"), pursuant to which the Companies shall pledge, assign and grant to the Administrative Agent, for the benefit of the Lenders and the L/C Bank, a perfected security interest in and lien upon the Collateral, (2) such UCC financing statements as the Administrative Agent may reasonably request in connection therewith, and (3) acknowledgement and consent forms, each in form and substance acceptable to the Administrative Agent, duly executed by each investor under a Servicing Contract (other than an investor who is one of the Companies) or by each MBS Fiduciary under a Master Servicing Contract covering Assigned Servicing Rights or, if such acknowledgment and consent forms are not available with respect to any Servicing Contract, other evidence reasonably satisfactory to the Administrative Agent that the Companies' interest in such

Servicing Contract can be pledged as Collateral (for purposes of the foregoing, a consent may consist of one or more separate documents which, taken as a whole, evidence the consent of the applicable investor or MBS Fiduciary to the assignment of the Companies' interest, an agreement to appoint an entity acceptable to the Administrative Agent as a successor servicer or master servicer, and a suitable Resignation Letter).

         8(b)  Custodial Agreement.  On or before the date hereof, the Companies
               -------------------
shall execute and deliver to the Collateral Agent and the Administrative Agent that certain Custodial and Intercreditor Agreement dated as of May 23, 1995 among the Companies, the Administrative Agent, Merrill Lynch Mortgage Capital Inc., Merrill Lynch Credit Corporation, Lehman Commercial Paper Inc., Nomura Asset Capital Corporation and Bankers Trust Company of California, N.A. in the form set forth as Exhibit C in the Addendum (the "Custodial Agreement"),
                  ---------
pursuant to which the Companies and the other parties thereto shall agree, with respect to that portion of the Collateral comprising the Tranche A Borrowing Base and the Tranche B Borrowing Base, as to the custody thereof by the Collateral Agent and the relative interests of the parties to the Custodial Agreement therein.

         8(c)  Further Documents.  The Companies agree to execute and deliver
               -----------------
and to cause to be executed and delivered to the Collateral Agent or the Administrative Agent from time to time such confirmatory and supplementary security agreements, financing statements and other documents, instruments and agreements as the Administrative Agent or the Collateral Agent may reasonably request, which are consistent with the terms of the Credit Documents and which are in the Administrative Agent's or the Collateral Agent's judgment reasonably necessary or desirable to obtain for the Collateral Agent or the Administrative Agent, as applicable, on behalf of the Lenders and the L/C Bank, the benefit of the Credit Documents and the Collateral.

     9.   Conditions to Making of Loans and Issuance of Letters of Credit.
          ---------------------------------------------------------------

         9(a)  First Loan.  As conditions precedent to any Lender's obligation
               ----------
to make the first Loan hereunder or to the L/C Bank's obligation to issue the first Letter of Credit hereunder:

               (1) The Companies shall have delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, each of the following (with sufficient copies for each of the Lenders and the L/C
     Bank):

                    (i)   A duly executed copy of this Agreement;

                    (ii) A duly executed copy of each of the Security Agreement and the Custodial Agreement;

                    (iii) Duly executed copies of each of the Notes;

                    (iv) Duly executed copies of all financing statements and other documents, instruments and agreements, properly executed, deemed necessary or appropriate by the Collateral Agent or the Administrative Agent, in such Person's reasonable discretion, to obtain for the Collateral Agent or the Administrative Agent, as applicable, on behalf of the Lenders and the L/C Bank a perfected security interest in and lien upon the Collateral, and, prior to the making of the first Tranche C Loan hereunder, consents duly executed by each investor under a Servicing Contract (other than an investor who is one of the Companies) or by each MBS Fiduciary under a Master Servicing Contract covering Assigned Servicing Rights as more particularly set forth in Paragraph 8(a)(3) above;

                    (v) Such credit applications, financial statements, and authorizations with respect to the Companies as any Lender or the L/C Bank may reasonably request;

                    (vi) Certified copies of resolutions of the Board of Directors of each of CWM, Indy Mac and ILC approving the execution and delivery of the Credit Documents to which such Person is a party, the performance of the Obligations thereunder and the consummation of the transactions contemplated thereby;

                    (vii) A certificate of the Secretary or an Assistant Secretary of each of CWM, Indy Mac and ILC certifying the names and true signatures of the officers of such Person authorized to execute and deliver the Credit Documents to which such Person is a party;

                    (viii) A copy of the Certificates of Incorporation of each of CWM, Indy Mac and ILC, certified by the Secretary of State of the respective state of organization of such Person as of a recent date;

                    (ix) A copy of the Bylaws of each of CWM, Indy Mac and ILC, certified by the respective Secretary or an Assistant Secretary of such Person as of the date of this Agreement as being accurate and complete;

                    (x) Certificates of the Secretary of State of the State of Delaware, certifying as of a recent date that each of CWM, Indy Mac and ILC is in good standing;

                    (xi) An opinion of counsel (which may be in-house corporate counsel) for the Companies acceptable to the Administrative Agent;

                    (xii) Evidence reasonably satisfactory to the Administrative Agent that each of the Funding Account and the Settlement Account has been opened;

                    (xiii) A schedule of the initial Approved Investors, Approved Repo Lenders and Approved Sub-Servicers;

                    (xiv) A duly completed Borrowing Base Schedule dated as of the date of the first Loan hereunder and certified by Borrower to be true in all material respects;

                    (xv) A Covenant Compliance Certificate demonstrating in detail satisfactory to the Lenders and the L/C Bank that the Companies are in compliance with the covenants set forth in Paragraphs 12(g), 12(h) and 12(i) below;

                    (xvi) Resignation Letters, duly executed by the Companies and undated, with respect to each existing Master Servicing Contract covering Assigned Servicing Rights; and

                    (xvii) Participation Agreements between each of the Lenders and the L/C Bank.

               (2) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Credit Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

               (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Credit Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

               (4) All fees required to be paid to the Administrative Agent and the Lenders on or before the date hereof pursuant to Paragraph 7(t) above, shall have been paid prior to (or will be paid concurrently with) the making of the first Loan or the issuance of the first Letter of Credit hereunder.

         9(b)  Ongoing Loans and Letters of Credit.  As conditions precedent to
               -----------------------------------
each Lender's obligation to make any Loan hereunder, including the first Loan and including the conversion of any Loan to another type of Loan or the continuation of any Eurodollar Loan after the end of the applicable Interest Period, and as conditions precedent to the L/C Bank's obligation to issue any Letter of Credit hereunder or to renew or replace any such Letter of Credit, at and as of the date of advance, conversion, continuance, issuance, renewal or replacement thereof;

               (1) There shall have been delivered (i) in the case of a Loan, to the Administrative Agent a Loan Request therefor, and (ii) in the case of a Letter of Credit, to the L/C Bank and the Administrative Agent a L/C Availability Certificate in connection therewith;

               (2) The representations and warranties of the Companies contained in the Credit Documents shall be accurate and complete in all material respects as if made on and as of the date of such advance, conversion, continuance, issuance, renewal or replacement;

               (3) There shall not have occurred an Event of Default or Potential Default which has not been waived pursuant to Paragraph 15(b) hereof by the requisite number of Lenders (including the L/C Bank, if applicable);

               (4) Following the funding of the requested Loan or the issuance of the requested Letter of Credit: (i) the sum of the aggregate principal amount of Tranche A Loans outstanding plus the aggregate principal amount outstanding of Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche A Loans will not exceed the lesser of: a. the Aggregate Tranche A Credit
                                            -
     Limit and b. the Collateral Value of the Tranche A Borrowing Base, (ii) the
               -
     sum of the aggregate principal amount of Tranche B Loans outstanding plus the aggregate principal amount outstanding of Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche B Loans will not exceed the lesser of:
     a. the Aggregate Tranche B Credit Limit and b. the Collateral Value of the
     -                                           -
     Tranche B Borrowing Base, (iii) the sum of the aggregate principal amount of Tranche C Loans outstanding plus the aggregate principal amount outstanding of Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche C Loans will not exceed the lesser of: a. the Aggregate Tranche C Credit
                                             -
     Limit and b. the Collateral Value of the Tranche C Borrowing Base, (iv) the
               -
     sum of the aggregate principal amount of Tranche D Loans outstanding plus the aggregate principal amount outstanding of Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche D Loans will not exceed the lesser of:
     a. the Aggregate Tranche D Credit Limit and b. the Collateral Value of the
     -                                           -
     Tranche D Borrowing Base, (v) the sum of the aggregate principal amount of Tranche E Loans outstanding plus the aggregate principal amount outstanding of Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by the Tranche E Loans will not exceed the lesser of: a. the Aggregate Tranche E Credit
                                           -
     Limit and b. the Collateral Value of the Tranche E Borrowing Base, (vi) the
               -
     sum of the aggregate principal amount of Tranche F Loans outstanding plus the aggregate principal amount outstanding of Swing Line Loans which have been identified by the

     Companies in the applicable Loan Request as being schedule for repayment by Tranche F Loans will not exceed the lesser of: a. the Aggregate Tranche F
                                                    -
     Credit Limit and b. the Collateral Value of the Tranche F Borrowing Base,
                      -
     (vii) the aggregate principal amount of Tranche G Loans outstanding plus the aggregate amount of all unrepaid L/C Drawings plus the maximum aggregate amount available to be drawn under all outstanding Letters of Credit will not exceed the lesser of: a. the L/C Credit Limit and b. the
                                           -                           -
     Aggregate Collateral Value of the Borrowing Base less the aggregate principal amount outstanding of all Loans (other than Tranche G Loans),
     (viii) the aggregate principal amount of Loans outstanding advanced by any Lender will not exceed its Maximum Commitment, and (ix) the aggregate principal amount of all Loans outstanding plus the aggregate amount of all unrepaid L/C Drawings plus the maximum aggregate amount available to be drawn under all outstanding Letters of Credit will not exceed the lesser of
     a. the Aggregate Facility Commitment and b. the Aggregate Collateral Value
     -                                        -
     of the Borrowing Base;

               (5) (i) In the case of a Loan, a. if the Loan is a Tranche A
                                              -
     Loan or a Tranche B Loan, the Required Documents for the Mortgage Loans being funded therewith shall have been received by the Collateral Agent (except as otherwise provided in subparagraph (o) of the definition of "Eligible A/B Mortgage Loan"); b. if the Loan is a Tranche C Loan, the
                                    -
     Required Documents in connection therewith shall have been received by the Administrative Agent; c. if the Loan is a Tranche D Loan, the Required
                           -
     Documents for the Construction Loan being funded therewith shall have been received by the Collateral Agent; d. if the Loan is a Tranche E Loan, the
                                       -
     Required Documents for the Servicing Loan being funded therewith shall have been received by the Collateral Agent; and e. if the Loan is a Tranche F
                                                -
     Loan, the Required Documents for the Foreclosure/Repurchase Loan being funded therewith shall have been received by the Collateral Agent, and (ii) in the case of a Letter of Credit, the Required Documents therefor shall have been received by the L/C Bank; and

               (6) In the case of a Loan, (i) if the Loan is a Tranche A Loan or a Tranche B Loan and the Administrative Agent is being requested to include any Mortgage Loan being funded therewith as an Eligible A/B Mortgage Loan pursuant to a waiver of eligibility requirements as set forth in the last paragraph of the definition of "Eligible A/B Mortgage

     Loan," or (ii) if the Loan is a Tranche D Loan and the Construction Loan being funded therewith does not conform to the terms of an approved underwriting program, including, without limitation, due to the sales price or construction cost of any single-family tract home to be constructed therewith, or (iii) if the Loan is a Tranche E Loan and the Servicing Loan being funded therewith does not conform to the terms of any approved underwriting program, or (iv) if the Loan is a Tranche F Loan and the Foreclosure/Repurchase Loan being funded therewith does not conform to the terms of an approved underwriting program, the Companies shall have notified the Administrative Agent and the Collateral Agent of the noncompliance or nonconformity of such Mortgage Loan, Construction Loan, Servicing Loan or Foreclosure/Repurchase Loan, as applicable.

By making a Loan Request to the Administrative Agent, or by delivery of an L/C Availability Certificate to the L/C Bank, hereunder, the Companies shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subparagraphs (b)(2) through (b)(6) above.

     10.  Representations and Warranties of the Companies.
          -----------------------------------------------

     Each of CWM, Indy Mac, and ILC represents and warrants to the Administrative Agent, the L/C Bank and each Lender, and the Companies collectively represent and warrant to the Administrative Agent, the L/C Bank and each Lender, as applicable, that:

        10(a)  Financial Condition.  (i) The consolidated financial statements
               -------------------
of CWM, and the financial statements of Indy Mac, each dated as of the Statement Date and for the fiscal period then ended, copies of which have been furnished to each Lender and the L/C Bank, present fairly, in accordance with GAAP, the financial condition of the Companies at such dates and the results of their operations and cash flows, for the fiscal period then ended.

        10(b)  No Change.  As of the date hereof there has been no material
               ---------
adverse change in the business, operations, assets or financial condition of the Companies, taken as a whole, from that shown on the financial statements dated as of the Statement Date referred to in Paragraph 10(a) above.

        10(c)  Corporate Existence; Compliance with Law.  Each of CWM, Indy Mac
               ----------------------------------------
and ILC: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on the Companies, taken as a whole, or their property or business or on the ability of the Companies to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which would have a material adverse effect on the business, operations, assets or financial condition of the Companies, taken as a whole, or on the Collateral.

       10(d)  Corporate Power; Authorization; Enforceable Obligations.  Each of
              -------------------------------------------------------
CWM, Indy Mac and ILC has the corporate power and authority and the legal right to execute, deliver and perform the Credit Documents and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents. The Credit Documents have been duly executed and delivered on behalf of each of CWM, Indy Mac and ILC and constitute legal, valid and binding obligations of each such Person enforceable against such Person in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

        10(e)  No Legal Bar.  The execution, delivery and performance of the
               ------------
Credit Documents, the borrowing hereunder and the use of the proceeds thereof and of any Letter of Credit issued pursuant hereto, will not violate any Requirement of Law or any Contractual Obligation of either CWM, Indy Mac or ILC the violation of which would have a material adverse effect on the business, operations, assets or financial condition of the Companies, taken as a whole, or on the Collateral or create or result in the creation of any Lien (except the Lien created by the Security Agreement or by the Custodial Agreement) on any assets of the Companies.

        10(f)  No Material Litigation.  Except as disclosed on Exhibit D set
               ----------------------                          ---------
forth in the Addendum, no litigation, investigation or proceeding of or before any court, arbitrator or Governmental Authority is pending or, to the knowledge of the Companies, threatened by or against CWM, Indy Mac or ILC or against any of the properties or revenues of such Person which, if adversely determined, would have a material adverse effect on the business, operations, property or financial condition of the Companies, taken as a whole, or on the Collateral.

        10(g)  Taxes.  To the best of the Companies' knowledge, all tax returns
               -----
that are required to be filed by or on behalf of the Companies have been filed (or the time for such filing has been extended in accordance with applicable law or regulations) and all taxes shown or to be shown to be due and payable on said returns or on any assessments made against the Companies or any of their property (other than taxes which are being contested in good faith by appropriate proceedings and as to which the Companies have established adequate reserves in conformity with GAAP) have been paid or provided for.

        10(h)  Investment Company Act.  Neither CWM, Indy Mac nor ILC is an
               ----------------------
"investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        10(i)  Federal Reserve Board Regulations.  Neither CWM, Indy Mac nor
               ---------------------------------
ILC is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any Loan issued hereunder will be used, directly or indirectly, for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System pertaining to the foregoing.

        10(j)  ERISA.  Each of CWM, Indy Mac and ILC and each of such Person's
               -----
ERISA Affiliates are in compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by any of such Persons or any of such Persons' ERISA Affiliates which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

        10(k)  Assets.  The Companies are the legal and beneficial owners of all
               ------
property and assets reflected in the interim financial statements referred to in Paragraph 10(a) above, except property and assets sold or otherwise disposed of in the ordinary course of business subsequent to the date thereof. There are no outstanding Liens on any of the Companies' properties or assets, and there are no security agreements to which any of CWM, Indy Mac or ILC is a party, nor any title retention agreements, whether in the form of leases or otherwise, of any personal property, except as permitted under Paragraph 12(a) below.

          10(l)  Securities Acts.  Neither CWM, Indy Mac nor ILC has issued any
                 ---------------
unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other existing applicable law, and each of such Persons is in compliance, in all material respects, with all existing applicable rules, regulations and requirements under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. Neither CWM, Indy Mac nor ILC is required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with such Person's execution and delivery of the Notes.

          10(m)  Consents, etc.  No consent, approval, authorization of, or
                 -------------
registration, declaration or filing with, any Governmental Authority is required on the part of the Companies in connection with the execution and delivery of the Credit Documents (other than the consents referred to in Paragraph 8(a)(3) above and filings to perfect the security interests granted in the Credit Documents) or the performance of or compliance with the terms, provisions and conditions hereof or thereof, except such consents as have been obtained by the Companies.

          10(n)  Joint Benefit.  The Companies engage in complimentary lines of
                 -------------
business and therefore each Loan made hereunder to any of the Companies, and each Letter of Credit made available hereunder, benefits all of the Companies.

     11.  Affirmative Covenants.  Each of CWM, Indy Mac and ILC hereby covenants
          ---------------------
and agrees, and the Companies, jointly and severally, hereby covenant and agree, with the Administrative Agent, the L/C Bank and each Lender that, as long as any Obligations remain unpaid or the L/C Bank or any Lender has any obligation to issue, maintain or participate in any Letter of Credit (provided that with
                                                        --------
respect to any Letter of Credit which remains outstanding on the Maturity Date, so long as the Companies shall have complied with the requirements of Paragraph 6B(k) above regarding such Letter of Credit, such covenants shall expire and shall have no further effect after the Maturity Date) or to make Loans hereunder, each of CWM, Indy Mac and ILC, or the Companies, as applicable, shall:

          11(a)  Financial Statements.  Furnish or cause to be furnished to the
                 --------------------
Administrative Agent:

               (1) Within ninety (90) days after the last day of each fiscal year of the Companies, a copy of the 10-K statement as filed annually by the Companies with the Securities and Exchange Commission;

               (2) Within forty-five (45) days after the last day of each fiscal quarter of the Companies, a copy of the 10-Q statement as filed quarterly by the Companies with the Securities and Exchange Commission;

               (3) Within ten (10) days after the last day of each calendar month, a Covenant Compliance Certificate of an Authorized Officer of the Companies, demonstrating in detail reasonably satisfactory to the Administrative Agent the Companies' compliance with the financial covenants set forth in Paragraphs 12(g), 12(h), 12(i) and 12(j) below as of and at the end of such month;

               (4) Within ninety (90) days after the last day of each fiscal year of the Companies, consolidating financial statements for CWM (except for CWM Mortgage Obligations II, Inc. and CWM Mortgage Obligations III, Inc.), each dated as of the last day of such fiscal year for the fiscal year then ended, which consolidating financial statements shall present fairly, in accordance with GAAP (except for the accounting of Indy Mac, which is not consolidated with CWM under GAAP), the financial condition of CWM and its consolidated subsidiaries (including Indy Mac for this purpose) at such date and the results of their operations and cash flows for the fiscal year then ended; and

               (5) Within forty-five (45) days after the last day of each fiscal quarter of the Companies, consolidating financial statements for CWM (except for CWM Mortgage Obligations II, Inc. and CWM Mortgage Obligations III, Inc.), each dated as of the last day of such fiscal quarter for the fiscal quarter then ended, which consolidating financial statements shall present fairly, in accordance with GAAP (except for the accounting of Indy Mac, which is not consolidated with CWM under GAAP), the financial condition of CWM and its consolidated subsidiaries (including Indy Mac for this purpose) at such date and the results of their operations and cash flows for the fiscal year then ended.

     Upon receipt of any of the items listed in subparagraphs (1), (2), (3), (4) or (5) above, the Administrative Agent shall promptly furnish copies of such items to the Lenders and the L/C Bank.

          11(b)  Certificates; Reports; Other Information.  Furnish or cause to
                 ----------------------------------------
be furnished to the Administrative Agent and the Collateral Agent:

               (1) No less frequently than monthly, within thirty (30) days after the last day of each calendar month unless otherwise requested in writing, reports in form and content satisfactory to the Administrative Agent containing the following information: (A) a Loan Purchase/Sale Schedule for such month; (B) a Delinquency Report for such month; (C) a Master Servicing Delinquency Report for such month; (D) a Servicing Report for such month; (E) a Master Servicing Report for such month; (F) with respect to the Tranche D Facility, 1. a Monthly Tract Sales Report for such
                                        -
     month, 2. a Daily Trial Balance Report for such month, 3. a Budget Status
            -                                               -
     Report for such month, and 4. a Life of Loan/Unit History Report for such
                                -
     month; (G) with respect to each of the Tranche D Facility, the Tranche E Facility and the Tranche F Facility, Origination and Repayment Statistics Reports in the forms of Exhibits U, V, and W, respectively, set forth in
                             ----------  -      -
     the Addendum; (H) the Borrowing Base Schedule for such month; (I) with respect to each of the Tranche A Facility and the Tranche B Facility, a Position Report for such month; and (J) with respect to the Tranche A Facility, an investor commitment summary relating to the status of the Take-out Commitments and Hedging Arrangements.

               (2) Promptly, such additional financial and other information, including, without limitation, financial statements of the Companies or any Approved Investor, Approved Repo Lender or Approved Sub-Servicer, and information regarding the Collateral as the Administrative Agent, the Collateral Agent, the L/C Bank or any Lender, through the Administrative Agent, may from time to time reasonably request;

               (3) Promptly, and in any event within five (5) business days after received or sent by the Companies, (i) true and complete copies of any and all notices, correspondences and similar documentation prepared by, or on behalf of any investor under a Servicing Contract or any MBS Fiduciary under a Master Servicing Contract in the event such notices, correspondence or documentation declare or allege that any Company is (or will be after the passage of time) in default under a Servicing Contract or Master Servicing Contract or which terminates or threatens to terminate a Servicing Contract or Master Servicing Contract;

               (4) To the Administrative Agent (to be forwarded by the Administrative Agent to each of the Lenders and to the L/C Bank) a copy of any 8-K statement or S-3 registration statement filed by the Companies with the Securities and Exchange Commission as promptly as possible after such filing;

               (5) To the Administrative Agent with respect to any Construction Loan which is secured by a mortgage or deed of trust on a single-family tract home which has remained unsold for more than one hundred eighty (180) days, within thirty (30) days after such single-family tract home has remained unsold for more than one hundred eighty (180) days, an appraisal of such home prepared by an independent third party appraiser proposed by the Companies and acceptable to the Administrative Agent;

               (6) To the Administrative Agent on a semiannual basis within thirty (30) days after each April 1 and October 1, an appraisal of the Assigned Servicing Rights relating to Master Servicing Contracts prepared by an independent third party proposed by the Companies and acceptable to the Administrative Agent; provided, however, that (A) the Administrative
                               --------  -------
     Agent reserves the right to request such appraisal with respect to Assigned Servicing Rights related to Master Servicing Contracts more frequently than semiannually if deemed necessary in the reasonable business judgment of the Administrative Agent, and (B) the Companies shall deliver a similar appraisal to the Administrative Agent with respect to Assigned Servicing Rights related to Servicing Contracts for all such Assigned Servicing Rights owned by the Companies in excess of six (6) months, such appraisal to be delivered within thirty (30) days after such Assigned Servicing Rights have been owned for six (6) months by the Companies;

               (7) To the Administrative Agent upon entry by the Companies into any Master Servicing Contract with a new MBS

     Fiduciary or any Servicing Contract with a new investor, a Resignation Letter with respect to such MBS Fiduciary or investor, which Resignation Letter shall be executed by the Companies and undated;

               (8) To the Administrative Agent upon request therefor after the occurrence and during the continuance of an Event of Default, the Additional Required Documents in connection with any Mortgage Loan, Construction Loan, Servicing Loan, Foreclosure/ Repurchase Loan or Warehousing Loan which has been funded with the proceeds of any Loan; and

               (9) To the Administrative Agent upon request for a Tranche A Loan made with respect to any Warehousing Loan, (A) a copy of the warehousing loan agreement between the Companies and the applicable sub-borrower relating to such Warehousing Loan and, (B) upon request of the Majority Lenders, (i) a copy, certified by an Authorized Officer of the Companies, of all UCC-1 financing statements listing the applicable sub-borrower as debtor and the Companies as secured party, signed by the sub-borrower and covering any collateral being pledged under the applicable warehousing loan agreement, and (ii) UCC-3 Financing Statements listing the Companies as assignor and the Administrative Agent as assignee and assigning the right, title and interest of the Companies in the personal property which has been pledged by the applicable sub-borrower to the Companies as security for such Warehousing Loan.

          11(c)  INTENTIONALLY OMITTED.

          11(d) Maintenance of Existence and Properties. Maintain the corporate
                ---------------------------------------
existence of each of CWM, Indy Mac and ILC and obtain and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of the business of the Companies, and comply with all Contractual Obligations and Requirements of Law, except where the failure to so comply would not have a material adverse effect on the business, operations, assets or financial condition of the Companies, taken as a whole, or on the Collateral. CWM will at all times remain qualified as a REIT, ILC will at all times remain qualified as a "qualified REIT subsidiary," as defined in the Code, and CWM will at all times own at least ninety-nine percent (99%) of the economic interest in Indy Mac.

          11(e)  Inspection of Property; Books and Records; Audits.
                 -------------------------------------------------

               (1) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

               (2) Permit: (i) representatives of the Administrative Agent, the Collateral Agent, the L/C Bank or any Lender to a. visit and inspect any of
                                                     -
     the properties of the Companies and examine and make abstracts from any of the books and records of the Companies at any reasonable time and as often as may reasonably be desired by the Administrative Agent, the Collateral Agent, the L/C Bank or any Lender (but, prior to the occurrence of an Event of Default, only upon not less than two Business Days' prior notice), and
     b. discuss the business, operations, properties and financial and other
     -
     condition of the Companies with officers and employees of the Companies, and with their independent certified public accountants, and (ii) representatives of the Collateral Agent and the Administrative Agent to conduct periodic operational audits of the Companies' business and operations. The expenses of the Administrative Agent, the Collateral Agent, the L/C Bank or any Lender incurred in connection with any visit, inspection, examination, discussion or audit performed pursuant to this Paragraph 11(e)(2) shall be borne by such parties incurring such expenses except as otherwise provided in Paragraph 11(g).

          11(f)  Notices.  Promptly give written notice to the Administrative
                 -------
Agent (which shall promptly transmit a copy of such notice to the L/C Bank and to each of the Lenders) of:

               (1) The occurrence of any Potential Default or Event of Default known to the Chief Executive Officer, President, Chief Operating Officer, Chief Accounting Officer, Senior Vice President of Warehouse Lending, Senior Vice President of Construction Lending or Senior Vice President of Secondary Marketing of CWM and the proposed method of cure thereof;

               (2) Any litigation or proceeding affecting the Companies or the Collateral which could have a material adverse effect on the Collateral or the business, opera-tions, property, or financial condition of the Companies, taken as a whole; and

               (3) A material adverse change known to the Chief Executive Officer, President, Chief Operating Officer, Chief Accounting Officer, Senior Vice President of Warehouse Lending or Senior Vice President of Construction Lending or Senior Vice President of Secondary Marketing of any of the Companies in the business, operations, property or financial condition of the Companies, taken as a whole; and

               (4) Any changes in the following senior management positions of any of the Companies: Chief Executive Officer, President, Chief Operating Officer, Chief Accounting Officer, Senior Vice President of Warehouse Lending, Senior Vice President of Construction Lending or Senior Vice President of Secondary Marketing.

          11(g)  Expenses.  Pay all reasonable out-of-pocket costs and expenses
                 --------
(including reasonable fees and disbursements of counsel): (1) of the Administrative Agent, the Collateral Agent and the L/C Bank incident to the preparation and negotiation of the Credit Documents and the Participation Agreements, (2) of the Administrative Agent and the Collateral Agent associated with any periodic audits conducted pursuant to Paragraph 11(e)(2)(ii) above if such audit discloses a material adverse change in the financial condition or operations of the Companies, taken as a whole, and (3) of the Administrative Agent, the Collateral Agent, the L/C Bank, and each of the Lenders incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidations, reorganization, moratorium or other similar proceedings involving the Companies or a "workout" of the Obligations. The obligations of the Companies under this Paragraph 11(g) shall be effective and enforceable whether or not any Loan is advanced by any Lender hereunder and whether or not any Letter of Credit is issued, maintained or participated hereunder and shall survive payment of all other Obligations.

          11(h)  Credit Documents.  Comply with and observe all terms and
                 ----------------
conditions of the Credit Documents.

          11(i)  Insurance.  Obtain and maintain insurance with responsible
                 ---------
companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, including, without limitation, errors and omissions coverage and fidelity coverage in form and substance acceptable to the Administrative Agent, and furnish the Administrative Agent on request full information as to all such insurance, and to provide within five (5) days after receipt of such request, certificates or other documents evidencing the renewal of each such policy.

     12.  Negative Covenants.  Each of CWM, Indy Mac and ILC hereby agrees, and
          ------------------
the Companies, jointly and severally, hereby agree, that, as long as any Obligations remain unpaid or the L/C Bank or any Lender has any obligation to issue, maintain or participate in any Letter of Credit (provided that with
                                                        --------
respect to any Letter of Credit which remains outstanding on the Maturity Date, so long as the Companies shall have complied with the requirements of Paragraph 6B(k) above regarding such Letter of Credit, such covenants shall expire and shall have no further effect after the Maturity Date) or to make Loans hereunder, CWM, Indy Mac and ILC, and the Companies, as applicable, shall not at any time, directly or indirectly:

          12(a)  Liens.  Create, incur, assume or suffer to exist, any Lien
                 -----
upon the Collateral except as contemplated by the Security Agreement or the Custodial Agreement, or create, incur, assume or suffer to exist any Lien upon any of the other property and assets (including the Assigned Servicing Rights and any other servicing rights) of the Companies except:

               (1) Liens for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Companies shall have set aside on the books of the Companies and shall maintain adequate reserves for the payment of same in conformity with GAAP;

               (2) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or for purposes of like general nature in the ordinary course of the Companies business;

               (3) Purchase money security interests for property (except Mortgage Loans) hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall affect any servicing rights or extend to any property other than the property acquired; and

               (4) Liens securing Permitted Secured Debt (including without limitation liens securing Indebtedness incurred pursuant to the Facility I Agreement).

          12(b)  Indebtedness.  Create, incur, assume or suffer to exist, or
                 ------------
otherwisebecome or be liable in respect of any Indebtedness except:

               (1)  The Obligations;

               (2) Trade debt or accounts payable incurred in the ordinary course of business, paid within sixty (60) days after the same has become due and payable or which is being contested in good faith, provided provision is made to the reasonable satisfaction of the Administrative Agent for the eventual payment thereof in the event it is found that such contested trade debt is payable by the Companies;

               (3) Indebtedness secured by Liens permitted under Paragraph 12(a) above;

               (4)  Indebtedness which is unsecured;

               (5) Indebtedness incurred pursuant to repurchase and gestation financing agreements, whether such Indebtedness is shown on the books of the Companies as a sale or as a financing;

               (6) Indebtedness which is by its terms subordinated in right of payment to the Obligations and which is evidenced by instruments and agreements in form and content reasonably satisfactory to the Administrative Agent;

               (7) Indebtedness attributable to collateralized mortgage obligations of the Companies or any Affiliate thereof;

               (8) Indebtedness incurred pursuant to additional financing secured by Construction Loans of the type which serve as Collateral for the Tranche D Facility; provided, however, that the Companies may not enter
                         --------  -------
     into any such financing arrangement, nor incur additional outstanding Indebtedness under any such existing financing arrangement, at any time when the amount of availability under the Tranche D Facility equals or exceeds the amount of additional Indebtedness sought to be incurred;

               (9)  Permitted Other Debt; and

               (10) Indebtedness not specifically referred to above but reflected in the financial statements referred to in Paragraph 12(a) above, and extensions, renewals, and refinancings of such Indebtedness.

          12(c)  Consolidation and Merger; Change of Business. (i) Liquidate or
                 --------------------------------------------
dissolve or enter into any consolidation or merger (provided that any of the
                                                    --------
Companies may enter into a consolidation or merger so long as (A) such Company is the surviving entity after such consolidation or merger, and (B) such consolidation or merger does not create a default under Paragraph 12(c)(iii) hereof); (ii) form or enter into any partnership, joint venture, syndicate or other combination which would have a material adverse effect on the business, operations, assets or financial condition of the Companies taken as a whole; or
(iii) make any material change in the nature of its business as a mortgage banker, mortgage conduit, manufactured housing lender, mortgage lender, warehouse lender, construction lender, servicing-secured lender or servicing-receivable lender as currently conducted or conduct any business other than in substantially the same fields of enterprise as currently conducted.

          12(d)  Acquisitions.  Purchase or acquire or incur liability for the
                 ------------
purchase or acquisition of any or all of the assets or business of any Person for a purchase or acquisition price in excess of $5,000,000, other than in the normal course of business as currently conducted (it being expressly agreed and understood that the acquisition of non-recourse servicing is a normal course of business activity and that the acquisition of recourse servicing is not a normal course of business activity).

          12(e)  Underwriting Policies; Warehousing Loan Agreements.  Cause,
                 --------------------------------------------------
agree to, or allow any change which would have a material adverse effect on the Lenders or their interests under this Agreement, without the prior written consent of the Administrative Agent, in or to (i) its programs and procedures with respect to the underwriting and purchase of Eligible A/B Mortgage Loans which are described in the Indy Mac Seller/Servicer Guide, (ii) its programs and procedures with respect to the underwriting and purchase of Construction-to-Permanent Mortgage Loans, (iii) its underwriting policies with respect to any construction lending programs, including without limitation programs whereunder the Companies shall extend Construction Loans, (iv) its underwriting policies with respect to any programs whereunder the Companies shall extend Servicing Loans, (v) its underwriting policies with respect to any programs whereunder the Companies shall extend Foreclosure/Repurchase Loans, (vi) its due diligence procedures with respect to any programs whereunder the Companies shall extend Warehousing Loans from those set forth on Exhibit AA hereto, or (vii) its standard form loan agreement with
             ----------
respect to any Warehousing Loans extended by the Companies from that set forth on Exhibit BB hereto (provided, however, that with respect to items (vi) and
   ----------         --------  -------
(vii) above, the Administrative Agent shall be deemed to have granted its consent to any such proposed change if it fails to notify the Companies to the contrary within five (5) Business Days of receiving notice from the Companies of such proposed change). In the event that the Administrative Agent consents in writing (or by failure to object) to a material change by the Companies in or to any of the above-described programs, procedures or policies, the Administrative Agent shall promptly notify the Lenders of the nature and content of such change.

          12(f)  Sale of Assets.  Sell, lease, assign, transfer or otherwise
                 --------------
dispose of any of its assets (other than obsolete, no longer useful or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as currently conducted and at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage-Backed Securities and Mortgage Loans with or without servicing released and of mortgage servicing rights is in the ordinary course of business).

          12(g)  Indebtedness to Net Worth Ratio of CWM.  Permit the ratio of
                 --------------------------------------
(i) the sum of (A) the Adjusted Total Indebtedness of Indy Mac and (B) the consolidated Adjusted Total Indebtedness of CWM (as shown on the most recent consolidated financial statements of CWM delivered to the Administrative Agent pursuant to Paragraph 11(a)), to (ii) the sum of (A) the Book Net Worth of Indy Mac and (B) the consolidated Book Net Worth of CWM (as shown on the most recent consolidated financial statements of CWM delivered to the Administrative Agent pursuant to Paragraph 11(a)), provided, however that
                                                       --------  -------
the sum referenced in the immediately preceding subparagraph (ii) shall be reduced by the amount of equity in earnings of Indy Mac as shown on the most recent consolidated financial statements of CWM), on any date to be more than 10.0:1.0.

          (h)  Minimum Consolidated Book Net Worth of CWM.  Permit the
               ------------------------------------------
consolidated Book Net Worth of CWM at any date (as shown on the most recent consolidated financial statements of CWM delivered to the Administrative Agent pursuant to Paragraph 11(a)) to be less than the greater of (i) $250,000,000 or
(ii) eighty percent (80%) of the consolidated Book Net Worth of CWM as of the date hereof, less the amount of any qualified REIT dividends payable as of the date hereof.

          (i)  Minimum Book Net Worth of Indy Mac.  Permit the Book Net Worth
               ----------------------------------
of Indy Mac at any date (as shown on the most recent financial statements of Indy Mac delivered to the Administrative Agent pursuant to Paragraph 11(a)) to be less than $5,000,000.

          12(j)  Minimum Master Servicing Portfolio.  Without the written
                 ----------------------------------
consent of the Majority Lenders, transfer any rights to service Mortgage Loans which would result in the Master Servicing Portfolio at any date being less than $4,000,000,000.00.

     13.  Events of Default.  Upon the occurrence of any of the following events
          -----------------
(an "Event of Default"):

          13(a) Companies shall fail to pay (or prepay pursuant to Paragraph 7(n) above) principal or interest on any Loan, or any fee payable to the Administrative Agent for its own account, to the L/C Bank for its own account, or for the benefit of the Lenders pursuant to Paragraph 7(t) above, when due, or any L/C Obligation when due (in the event such L/C Obligation is not satisfied by funding of a Tranche G Loan pursuant to the terms hereof); or

          13(b) Any representation or warranty made or deemed made by the Companies in any Credit Document or in connection with any Credit Document shall be inaccurate or incomplete in any material respect on or as of the date made or deemed made; or

          13(c) Either CWM, Indy Mac or ILC shall fail to maintain its corporate existence; or

          13(d) The Companies shall fail to observe or perform any other term or provision contained in the Credit Documents and such failure shall continue for thirty (30) days after notice of such default from the Administrative Agent to the Companies; or

          13(e) There shall exist an "Event of Default" under, and as defined in, the Facility I Agreement; or

          13(f) The Companies shall default in any payment of principal of or interest on any Indebtedness (other than the Loans, and Indebtedness incurred pursuant to the Facility I Agreement), in the aggregate principal amount of $500,000 or more (and without regard for the dollar amount of the defaulted payment), or any other event shall occur the effect of which is to permit such Indebtedness to be declared or otherwise to become due prior to its stated maturity; or

          13(g) (1) Either CWM, Indy Mac or ILC shall commence any case, proceeding or other action (i) relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to such Person, or seeking to adjudicate such Person a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to such Person or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for all or any substantial part of its assets, or such Person shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against any of CWM, Indy Mac or ILC any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (3) there shall be commenced against any of CWM, Indy Mac or ILC any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of the assets of such Person which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) any of CWM, Indy Mac or ILC shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clauses (1),
(2) or (3) above; or (5) any of CWM, Indy Mac or ILC shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they become due; or

          13(h) The Companies or any of their ERISA Affiliates shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Companies or any of their ERISA Affiliates or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through
(6) above, such event or condition, together with all other such events or conditions, if any, is likely to subject the Companies or any of their respective ERISA Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial condition of the Companies taken as a whole; or

          13(i) One or more judgments or decrees in an aggregate amount in excess of $500,000 not covered by insurance shall be entered against the Companies and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or

          13(j) With respect to any Letter of Credit which remains outstanding on the Maturity Date, the Companies shall have failed to comply with the requirements of Paragraph 6B(k) above regarding such Letter of Credit;

                                 THEN:

               (1) Automatically upon the occurrence of an Event of Default under Paragraph 13(g) above; and

               (2) At the option of any Lender or the L/C Bank upon the occurrence of an Event of Default under Paragraph 13(a) above; and

               (3)  In all other cases, at the option of the Majority Lenders,

the L/C Bank's obligation to issue any Letter of Credit and each Lender's obligation to make Loans hereunder shall terminate and the principal balance of outstanding Loans and interest accrued but unpaid thereon and all other amounts payable by the Companies under the Credit Documents shall become immediately due and payable, without demand upon or presentment to the Companies, which are expressly waived by the Companies.

     Upon the occurrence of any Event of Default hereunder, and promptly upon notice by the Administrative Agent to the other Lenders, if (a) the ratio of the amount of Loans outstanding held by any Lender to the aggregate amount of Loans outstanding held by all Lenders at the time of determination exceeds (b) such Lender's Percentage Share, then each Lender shall purchase or sell, as applicable, for cash and at face value and without recourse, such participations in the Loans made by the other Lenders as shall be necessary to cause (x) the ratio of the amount of Loans outstanding held by any Lender to the aggregate amount of Loans outstanding held by all Lenders at such date to equal (y) such Lender's Percentage Share. Provided, however, that no Lender will be required
                            --------  -------
to purchase a participation in a Swing Line Loan which, by application of Paragraph 6A(d)(4) above, it would not have been obligated to refund.

     14.  The Administrative Agent.
          ------------------------

          14(a)  Appointment.  The L/C Bank and each Lender irrevocably
                 -----------
appoints the Administrative Agent as the agent for the L/C Bank and such Lender under the Credit Documents and to act as secured party, agent, bailee and custodian for the exclusive benefit of the L/C Bank and the Lenders with respect to the Collateral, and the L/C Bank and each such Lender hereby irrevocably authorizes the Administrative Agent as the agent for the L/C Bank and such Lender, to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated thereto by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto including, without limitation, all powers and duties specifically set forth in the Security Agreement or the Custodial Agreement to be exercised and performed by the Administrative Agent. The Administrative Agent is specifically authorized to execute and deliver on behalf of the L/C Bank and all of the Lenders, the Security Agreement and the Custodial Agreement and to appoint Bankers Trust of California, N.A. as the Collateral Agent to act on behalf of the L/C Bank and the Lenders with respect to A/B Collateral and DEF Collateral (as those terms are defined in the Security Agreement) as described in the Security Agreement and the Custodial Agreement, including, without limitation, to act on behalf of the L/C Bank and the Lenders to release Collateral pursuant to the terms of the Security Agreement and the Custodial Agreement. The L/C Bank and the Lenders specifically authorize the Administrative Agent to agree to indemnify the Collateral Agent from and to pay to the Collateral Agent all costs (including, without limitation, costs incurred by Collateral Agent as a result of any examination performed by the L/C Bank or any Lender under Paragraph 12 of the Security Agreement) as set out in the Security Agreement and to the extent, if any, that the Companies are not required to or do not reimburse the Administrative Agent for any such indemnification or costs, then the L/C Bank and the Lenders will do so ratably in accordance with their Repayment Shares, unless such cost is related to an examination by the L/C Bank or a Lender under Paragraph 12 of the Security Agreement, in which case all such costs will be borne by the examining L/C Bank or Lender; provided, however, that if the Companies are not required to
           --------  -------
reimburse the Administrative Agent for any such indemnification or costs due to the gross negligence or willful misconduct of either the Collateral Agent or the Administrative Agent, then the L/C Bank and the Lenders shall not be required to reimburse the Administrative Agent for any such indemnification or costs. The Administrative Agent shall have no duties or responsibilities except those expressly set forth therein, nor any fiduciary relationship with the L/C Bank or any Lender, and no implied covenants, responsibilities, obligations or liabilities shall be read into the Credit Documents or otherwise exist against the Administrative Agent.

          14(b)  Delegation of Duties.  The Administrative Agent may execute
                 --------------------
any of its duties under the Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning such duties. The Administrative

Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          14(c)  Exculpatory Provisions.  Neither the Administrative Agent nor
                 ----------------------
any of its officers, directors, employees, agents, counsel, attorneys-in-fact or Affiliates shall be (1) liable to the L/C Bank, any Lender, the Collateral Agent, or the Companies for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (2) responsible in any manner to any of the L/C Bank, the Lenders, the Collateral Agent or the Companies for: (i) any recitals, statements, representations or warranties made by the Companies or any officer thereof contained in the Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, the Credit Documents (except such as are prepared by the Administrative Agent and, then, only to the extent the Administrative Agent is responsible for verification of the accuracy and completeness of the information contained therein or the facts upon which such information is based as expressly provided herein) or for the value, validity, effectiveness, genuineness, enforceability, collectability or sufficiency of the Credit Documents or for any failure of the Companies to perform their obligations thereunder, or (ii) any action taken or omitted to be taken by the Administrative Agent with respect to the Other Collateral (as defined in the Security Agreement) in accordance with written instructions given as permitted under the Credit Documents, or (iii) assuring compliance of the Credit Documents and the transactions contemplated by the Credit Documents with any law or regulation binding on such Person, it being expressly acknowledged, agreed and understood that each such Person has obtained independent advice satisfactory to it in all such respects. The Administrative Agent shall be under no obligation to the L/C Bank or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Credit Documents (other than agreements required to be complied with by the Administrative Agent thereunder and subject to the standards of care set forth herein with respect thereto) or to inspect the properties, books or records of the Companies. The Administrative Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Agreement or any other Credit Document until it shall have received the prior written consent of one hundred percent (100%) of the Lenders (and, after the occurrence and during the continuance of an Event of Default, the L/C Bank) to such action.

          14(d)  Reliance by Administrative Agent.  The Administrative Agent
                 --------------------------------
shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Companies), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. As to any Lender or the L/C Bank the Administrative Agent shall be fully justified in failing or refusing to take any action under the Credit Documents unless it shall first receive such advice or concurrence of the Majority Lenders (or all Lenders, as required under the Credit Documents, including, after the occurrence and during the continuance of an Event of Default, the L/C Bank) or it shall first be indemnified to its satisfaction by the Lenders and the L/C Bank against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (other than liability and expense arising out of the Administrative Agent's gross negligence or willful misconduct). As to any Lender or the L/C Bank, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Credit Documents in accordance with a request of the Majority Lenders (or all Lenders, if applicable, including, after the occurrence and during the continuance of an Event of Default, the L/C Bank) absent gross negligence and willful misconduct on the part of the Administrative Agent in the method in which it acts or refrains from acting in accordance therewith, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and the L/C Bank.

          14(e)  Notice of Default; Agreement to Advance.  The Administrative
                 ---------------------------------------
Agent shall be deemed to have no knowledge or notice of the occurrence of any Event of Default or Potential Default hereunder unless the Administrative Agent has received notice from a Lender, the L/C Bank or the Companies referring to the Credit Documents, describing such Event of Default or Potential Default and stating that such notice is a "notice of de-fault". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders, the L/C Bank and the Collateral Agent.

          14(f)  Non-Reliance on Administrative Agent and Other Lenders.  Each
                 ------------------------------------------------------
Lender and the L/C Bank expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Companies, shall be deemed to constitute any representation or warranty by the Administrative Agent to any such Person or the L/C Bank. Each Lender and the L/C Bank represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other such Person or their respective counsel, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Companies and made its own decision to extend credit hereunder and enter into the Credit Documents. Each Lender and the L/C Bank also represents that it will, independently and without reliance upon the Administrative Agent or any other such Person, and based on such documents, information and legal advice (including, without limitation, advice of regulatory counsel to it) as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in entering into the Credit Documents and taking or not taking action thereunder, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Companies. Except for notices, reports and other documents expressly required to be furnished to the Lenders and the L/C Bank by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender or the L/C Bank with any legal advice or credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Companies which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          14(g)  Indemnification.  The Companies, jointly and severally, agree
                 ---------------
to indemnify, defend and hold harmless the Administrative Agent in its capacity as such and each Lender and the L/C Bank from and against any and all claims, obligations, penalties, actions, suits, judgments, reasonable costs and dis-bursements, losses, liabilities and damages (including, without limitation, reasonable attorneys' fees) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by such Person in any way resulting from any action taken or omitted to be taken by the Companies relating to or arising out of the Credit Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby. The Administrative Agent agrees that it will promptly notify the Companies of any such claim, action or suit asserted or commenced against it and that the Companies may assume the defense thereof with counsel reasonably satisfactory to the Administrative Agent at the Companies' sole expense, that the Administrative Agent will cooperate with the Companies on such defense, and that the Administrative Agent will not settle any such claim, action or suit without the consent of the Companies; provided, however, that in the event the Administrative Agent is not reasonably
--------  -------
satisfied with such defense, the Administrative Agent may assume such defense with counsel satisfactory to the Administrative Agent at the Companies' sole expense. The Lenders and the L/C Bank agree to indemnify and hold harmless the Administrative Agent in its capacity as such ratably in accordance with their Repayment Shares to the extent required by the Companies hereunder if the Administrative Agent is not reimbursed by the Companies hereunder and without limiting the obligation of the Companies to do so; provided, however, that the
                                                   --------  -------
Lenders and the L/C Bank shall not be required to indemnify the Administrative Agent under this Paragraph 14(g) for claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities or damages resulting from the gross negligence or willful misconduct of the Administrative Agent.
The indemnification obligations of the Companies, the L/C Bank and Lenders under this Paragraph 14(g) shall survive termination of this Agreement and payment in full of the Obligations.

        14(h)  Administrative Agent in Its Individual Capacity.  The
               -----------------------------------------------
Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Companies as though the Administrative Agent were not the Administrative Agent hereunder. With respect to such loans made or renewed by it and any note issued to it hereunder, the Administrative Agent shall have the same rights and powers under the Credit Documents as any Lender hereunder and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

        14(i)  Successor Agents.  The Administrative Agent may resign as such
               ----------------
under the Credit Documents upon ninety (90) days' prior written notice to the other parties hereto. If the Administrative Agent shall resign, then, on or before the effective date of such resignation, the Majority Lenders shall appoint a successor agent reasonably acceptable to the Companies or, if the Majority Lenders are unable to agree on the appointment of a successor agent, the Administrative Agent shall appoint a successor agent for the Lenders and the L/C Bank, which successor agent shall be reasonably acceptable to the Companies, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties shall be terminated without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any of the other Credit Documents or successors thereto. After the Administrative Agent's resignation hereunder, the provisions of this Paragraph 14(i) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Credit Documents.

        14(j)  Authority to Execute Security Agreement.  The Lenders and the
               ---------------------------------------
L/C Bank hereby authorize the Administrative Agent to execute the Security Agreement in its capacity as agent for each of the Lenders and the L/C Bank on behalf of the Lenders and the L/C Bank, and the Lenders and the L/C Bank specifically consent to the terms thereof, including without limitation the appointment of the Collateral Agent as set forth therein pursuant to the terms contained therein, the authority of the Collateral Agent to administer A/B Collateral and DEF Collateral (as each such term is defined therein) pursuant to the terms thereof, and the authority of the Administrative Agent to administer Other Collateral (as defined therein) pursuant to the terms thereof. The Lenders and the L/C Bank hereby agree to be bound by all provisions of the Security Agreement which may be applicable to the Lenders or the L/C Bank, including without limitation any indemnification provisions running from the Lenders or the L/C Bank or any of them to the Collateral Agent contained therein.

        14(k)  Authority to Execute Custodial Agreement.  The Lenders and the
               ----------------------------------------
L/C Bank hereby authorize the Administrative Agent to execute the Custodial Agreement in its capacity as agent for each of the Lenders and the L/C Bank on behalf of the Lenders and the L/C Bank, and the Lenders and the L/C Bank specifically consent to the terms thereof, including without limitation the authority of the Collateral Agent to administer A/B Collateral and DEF Collateral (as each such term is defined in the Security Agreement) pursuant to the terms thereof. The Lenders and the L/C Bank hereby agree to be bound by all provisions of the Custodial Agreement which may be applicable to the Lenders or the L/C Bank, including without limitation any indemnification provisions running from the Lenders or the L/C Bank or any of them to the Collateral Agent or the Administrative Agent contained therein.

        14(l)  Sharing of Set-Offs.  If any Lender or the L/C Bank (a
               -------------------
"benefitted Party") shall at any time receive any payment of all or part of the Obligations held by it or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise), except pursuant to Paragraph 7(c) or (d) above or Paragraph 15(i) below, in a greater proportion than any such payment to and collateral received by any other Lender or the L/C Bank, if any, in respect of such other Lender's or the L/C Bank's portion of the Obligations, or interest thereon, such benefitted Party shall purchase for cash from the other Lenders and the L/C Bank such portion of each such other Lender's and the L/C Bank's Obligations, or shall provide such other Lenders and the L/C Bank with the benefits of such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Party to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders and the L/C Bank; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Party, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery but without interest. The Companies agree that each Lender and the L/C Bank so purchasing a portion of another's Obligations may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender or the L/C Bank were the direct holder of such portion.

     15.  Miscellaneous Provisions.
          ------------------------

        15(a)  No Assignment by Companies.  The Companies may not assign their
               --------------------------
rights or obligations under this Agreement without the prior written consent of one hundred percent (100%) of the Lenders and the L/C Bank. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of each Lender and the L/C Bank, its successors and assigns, and shall be binding upon the Companies, their successors and assigns.

        15(b)  Amendment.  This Agreement may be amended by the Administrative
               ---------
Agent, an assigning Lender and the party accepting the assignment solely in order to reflect an assignment under Paragraph 15(i) hereof. Except as set forth in the preceding sentence, neither this Agreement nor any of the other Credit Documents may be amended or terms or provisions hereof or thereof waived unless such amendment or waiver is in writing and signed by the Majority Lenders and the Companies; provided, however, that without the prior written consent of one hundred percent (100%) of the Lenders and the Companies, no amendment or waiver shall:

               (1) Waive or amend any term or provision of Paragraphs 7(c), 7(d), 7(f), 7(g), 14(g) or 14(l) above or this Paragraph 15(b);

               (2) Waive or amend the definitions of Eligible A/B Mortgage Loan, Construction Loan, Servicing Loan, Foreclosure/Repurchase Loan, Warehousing Loan, Unit Collateral Value, Tranche A Borrowing Base, Tranche B Borrowing Base, Tranche C Borrowing Base, Tranche D Borrowing Base, Tranche E Borrowing Base, Tranche F Borrowing Base, Aggregate Collateral Value of the Borrowing Base, Collateral Value of the Tranche A Borrowing Base, Collateral Value of the Tranche B Borrowing Base, Collateral Value of the Tranche C Borrowing Base, Collateral Value of the Tranche D Borrowing Base, Collateral Value of the Tranche E Borrowing Base, or Collateral Value of the Tranche F Borrowing Base;

               (3) Reduce the principal of, or rate of interest on, the Loans or any unrepaid L/C Drawings or reduce any fees payable hereunder or on any Letters of Credit or extend the required payment dates of any of the Obligations, any unrepaid L/C Drawings, or any Letter of Credit;

               (4) Except as expressly provided for hereunder, modify the Aggregate Tranche A Credit Limit, the Aggregate Tranche B Credit Limit, the Aggregate Tranche C Credit Limit, the Aggregate Tranche D Credit Limit, the Aggregate Tranche E Credit Limit, the Aggregate Tranche F Credit Limit, or the L/C Credit Limit;

               (5)  Modify any Lender's Maximum Commitment;

               (6) Modify the definition of "Majority Lenders", "Percentage Share", or "Repayment Share";

               (7)  Extend the Maturity Date;

               (8) Release any Collateral except as expressly permitted under the Credit Documents; or

               (9) Modify any provision in the Credit Documents which expressly requires consent of one hundred percent (100%) of the Lenders.

In addition, no amendment or waiver (i) shall, unless agreed to in writing by the affected Agent, modify the rights or duties of such Agent, or (ii) shall, unless agreed to in writing by the L/C Bank, waive or amend any term or provision of Paragraph 6B above or this Paragraph 15(b); reduce the principal of, or rate of interest on, any unrepaid L/C Drawings or reduce any fees payable on any Letters of Credit or extend the required payment dates of any unrepaid L/C Drawings or any Letter of Credit; modify the L/C Credit Limit; modify the definition of "Majority Lenders" or "Repayment Share"; or extend the Maturity Date at any time when there are or will be any Letters of Credit outstanding on the existing Maturity Date. It is expressly agreed and understood that the failure by the required Lenders (and the L/C Bank, if applicable) to elect to accelerate amounts outstanding hereunder or to terminate the obligation of the L/C Bank to issue or maintain any Letter of Credit, or to terminate the obligation of the Lenders to make Loans hereunder, shall not constitute an amendment or waiver of any term or provision of this Agreement.

     It is expressly agreed and understood that the Companies, in their sole discretion, may, upon not less than thirty (30) days' prior written notice to the Administrative Agent and the L/C Bank, replace the L/C Bank, provided that
                                                                 --------
the replacement L/C Bank shall be a Lender hereunder.

        15(c)  Cumulative Rights; No Waiver.  The rights, powers and remedies
               ----------------------------
of the Administrative Agent, the Collateral Agent, the L/C Bank and the Lenders under the Credit Documents are cumulative and in addition to all rights, powers and remedies provided under any and all agreements among the Companies and the Administrative Agent, the Collateral Agent, the L/C Bank, and the Lenders relating hereto, at law, in equity or otherwise. Any delay or failure by the Administrative Agent, the Collateral

Agent, the L/C Bank, or the Lenders to exercise any right, power or remedy shall not constitute a waiver thereof by the Administrative Agent, the Collateral Agent, the L/C Bank, and the Lenders, and no single or partial exercise by the Administrative Agent, the Collateral Agent, the L/C Bank, and the Lenders of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

        15(d)  Entire Agreement.  This Agreement, the documents and agreements
               ----------------
referred to herein and that certain letter agreement among the Administrative Agent and the Companies dated as of February 17, 1995, embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof, except that any Liens granted pursuant to any prior agreements shall not be impaired and shall continue in full force and effect.

        15(e)  Survival.  All representations, warranties, covenants and
               --------
agreements on the part of the Companies contained in the Credit Documents shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

        15(f)  Notices.  All notices given by any party to the others under the
               -------
Credit Documents shall be in writing unless otherwise provided for herein, delivered personally or by depositing the same in the United States mail, registered, with postage prepaid, addressed to the party at the address set forth on Schedule II set forth in the Addendum, or by facsimile addressed to the
         -----------
party at the number set forth on Schedule II set forth in the Addendum.  Any
                                 -----------
party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received or, if mailed, on the third Business Day following the date mailed.

        15(g)  Governing Law/Waiver of Jury Trial.  This Agreement shall be
               ----------------------------------
governed by and construed in accordance with the laws of the State of North Carolina. TO THE EXTENT PERMITTED BY LAW, THE COMPANIES HEREBY JOINTLY AND SEVERALLY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE CREDIT DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE

AGENTS, THE L/C BANK AND THE LENDERS ENTERING INTO THE CREDIT DOCUMENTS.

        15(h)  Sub-Participation by Lenders.  Any Lender may at any time sell
               ----------------------------
to one or more financial institutions (each of such financial institutions being herein called a "Participant") participating interests in any of the Obligations held by such Lender and its commitments hereunder; provided, however, that:

               (1) No participation contemplated by this Paragraph 15(h) shall relieve such Lender from its obligations hereunder or under any other Credit Document;

               (2) Such Lender shall remain solely responsible for the performance of such obligations;

               (3) The Companies, the Administrative Agent, the Collateral Agent, the L/C Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Credit Documents; and

               (4) The participation agreement between such Lender and the Participant shall provide that the sole voting rights of the Participant are with respect to those items on which such Lender is entitled to vote pursuant to Paragraphs 15(b)(3), 15(b)(7) and 15(b)(8) above or any vote to amend Paragraph 15(b).

        15(i)  Assignments by Lenders.  Any Lender may assign all or any part
               ----------------------
of such Lender's Maximum Commitment, subject to the consent of the Companies, which consent shall not be unreasonably withheld, to any other Lender or to any other party not a party to this Agreement as of the date hereof; provided, however, that (x) the accepting Lender or other accepting party shall be a financial institution with capital of at least $100,000,000, (y) the accepting Lender's or other accepting party's Maximum Commitment shall be no less than $5,000,000, and (z) the assigning Lender's Maximum Commitment after such assignment shall be no less than $10,000,000; except that any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank. Any assignment hereunder shall be in form and content approved by the Administrative Agent which such approval shall not be unreasonably withheld. Upon any such assignment (i) this Agreement will be amended by the parties hereto and by the party receiving the assignment to reflect such assignment, (ii) the Administrative Agent will deliver an updated Commitment Schedule to the Companies, the L/C Bank and the Lenders reflecting such assignment, (iii) the outstanding Loans will be reallocated among the Lenders (including the party receiving the assignment) in accordance with such updated Commitment Schedule,
(iv) if the party receiving the assignment is not currently a party to the Agreement, the Companies will deliver a Note to such party, and (v) if the party receiving the assignment is not currently a party to the Agreement, (A) such party will execute and deliver to the L/C Bank a Participation Agreement in form and substance satisfactory to the L/C Bank, (B) all existing Participation Agreements shall be deemed concurrently amended to reflect the adjustment of the Percentage Shares of the Lenders, including the new Lender, thereunder, and (C) the L/C Bank shall promptly issue a new Participation Certificate to each Lender, including the new Lender, reflecting such Lender's revised Participation Share (as defined in the Participation Agreement) in the L/C Obligations.

        15(j)  Addition of New Lender.  The Company may at any time propose
               ----------------------
that a financial institution become an additional Lender hereunder other than by assignment of the Maximum Commitment of an existing Lender; provided, however, that such additional party shall be a financial institution with capital of at least $100,000,000 and shall be subject to the consent of the Administrative Agent, which consent shall not be unreasonably withheld. Upon the addition of any such party as an additional Lender hereunder, (i) this Agreement will be amended by the parties hereto and by the party becoming an additional Lender hereunder to reflect the addition of such party as a Lender hereunder, (ii) the Administrative Agent will deliver an updated Commitment Schedule to the Companies, the L/C Bank and the Lenders reflecting the addition of such party as a Lender, (iii) the outstanding Loans will be reallocated among the Lenders (including the additional Lender) in accordance with such updated Commitment Schedule, (iv) the Companies will deliver a Note to such party, and (v)(A) such additional Lender will execute and deliver to the L/C Bank a Participation Agreement in form and substance satisfactory to the L/C Bank, (B) all existing Participation Agreements shall be deemed concurrently amended to reflect the adjustment of the Percentage Shares of the Lenders, including the additional Lender, thereunder, and (C) the L/C Bank shall promptly issue a new Participation Certificate to each Lender, including the new Lender, reflecting such Lender's revised

Participation Share (as defined in the Participation Agreement) in the L/C Obligations.

        15(k)  Counterparts.  This Agreement and the other Credit Documents may
               ------------
be executed in any number of counterparts, all of which together shall constitute one agreement.

          15(l)  Adjustment of Borrowing Base.
                 ----------------------------

               (1) On any date on which the sum of (i) the Aggregate Unit Collateral Values of all Eligible A/B Mortgage Loans included in the Tranche A Borrowing Base or the Tranche B Borrowing Base which are of the type described in the last paragraph of the definition of "Eligible A/B Mortgage Loan" (it being understood that for the purpose of this provision, the terms "Eligible A/B Mortgage Loans," "Tranche A Borrowing Base" and "Tranche B Borrowing Base" shall mean both such terms as defined herein and
                                           ----                              ---
     such terms as defined in the Facility I Agreement), (ii) the Collateral Value of the Tranche D Borrowing Base attributable to Construction Loans of the type described in the second proviso to the definition of "Construction Loan" (or, if any such Construction Loan is nonconforming solely due to the sales price or construction cost of any single-family tract home to be constructed in connection therewith, the sales price or construction cost of such home), (iii) the Collateral Value of the Tranche E Borrowing Base attributable to Servicing Loans of the type described in the proviso to the definition of "Servicing Loan", and (iv) the Collateral Value of the Tranche F Borrowing Base attributable to Foreclosure/Repurchase Loans of the type described in the proviso to the definition of "Foreclosure/Repurchase Loan" (collectively, the "Nonconforming Collateral Amount"), exceeds $20,000,000, the Administrative Agent, after consultation with the Companies, shall make such adjustments to the Tranche A Borrowing Base, the Tranche B Borrowing Base, the Tranche D Borrowing Base, the Tranche E Borrowing Base and the Tranche F Borrowing Base, and shall remove Collateral from the computation of some or all of such Borrowing Bases, as may be necessary to cause the Nonconforming Collateral Amount to be less than or equal to $20,000,000.

               (2) On any date on which the Collateral Value of the Tranche A Borrowing Base attributable to Warehousing Loans (it being understood that for the purpose of this provision, the terms "Warehousing Loans" and "Collateral

     Value of the Tranche A Borrowing Base" shall mean both such terms as
                                                       ----
     defined herein and such terms as defined in the Facility I Agreement)
                    ---
     (collectively, the "Warehousing Collateral Amount") exceeds $150,000,000, the Administrative Agent, after consultation with the Companies, shall make such adjustments to the Tranche A Borrowing Base, and shall remove Warehousing Loans from the computation of the Tranche A Borrowing Base, as may be necessary to cause the Warehousing Collateral Amount to be less than or equal to $150,000,000.

          15(m)  Co-Agents.  The Co-Agents shall have no agency duties or
                 ---------
obligations under this Agreement or any of the other Credit Documents.

     16.  Definitions.  For purposes of this Agreement, the terms set forth
          -----------
below shall have the following meanings:

     "Addendum" shall mean the Amended and Restated Addendum of Schedules and
      --------
Exhibits attached to this Agreement and incorporated herein by reference, such Addendum to be considered to be a part of this Agreement for all purposes.

     "Additional Required Documents" shall mean, with respect to any Loan, those
      -----------------------------
items described on Exhibit E set forth in the Addendum.
                   ---------

     "Adjusted Total Indebtedness", as to any Person, shall mean the
      ---------------------------
consolidated Indebtedness of such Person less the amount of such Indebtedness
                                         ----
attributable to collateralized mortgage obligations of such Person.

     "Administrative Agent" shall have the meaning given such term in the
      --------------------
introductory paragraph hereof.

     "Affiliate" shall mean, as to any Person, any other Person directly or
      ---------
indirectly controlling, controlled by or under direct or indirect common control with, such Person. "Control" as used herein means the power to direct the management and policies of such Person.

     "Agent" shall mean either of the Administrative Agent or the Collateral
      -----
Agent, as the context may require, and "Agents" shall mean both of the Administrative Agent and the Collateral Agent.

     "Aggregate Collateral Value of the Borrowing Base" shall
      ------------------------------------------------
mean at any date the sum of the Collateral Value of the Tranche A Borrowing Base, the Collateral Value of the Tranche B Borrowing Base, the Collateral Value of the Tranche C Borrowing Base, the Collateral Value of the Tranche D Borrowing Base, the Collateral Value of the Tranche E Borrowing Base and the Collateral Value of the Tranche F Borrowing Base.

     "Aggregate Facility Commitment" shall mean, at any time, the sum of the
      -----------------------------
Lenders' Maximum Commitments at such time; provided that such sum shall not
                                           -------- ----
exceed $250,000,000 at any time.

     "Aggregate Tranche A Credit Limit" shall mean, at any time, one hundred
      --------------------------------
percent (100%) of the Aggregate Facility Commitment at such time.

     "Aggregate Tranche B Credit Limit" shall mean, at any time, one hundred
      --------------------------------
percent (100%) of the Aggregate Facility Commitment at such time.

     "Aggregate Tranche C Credit Limit" shall mean, at any time, twenty-five
      --------------------------------
percent (25%) of the Aggregate Facility Commitment at such time.

     "Aggregate Tranche D Credit Limit" shall mean, at any time, seventy-five
      --------------------------------
percent (75%) of the Aggregate Facility Commitment at such time.

     "Aggregate Tranche E Credit Limit" shall mean, at any time, twenty-five
      --------------------------------
percent (25%) of the Aggregate Facility Commitment at such time.

     "Aggregate Tranche F Credit Limit" shall mean, at any time, five percent
      --------------------------------
(5%) of the Aggregate Facility Commitment at such time.

     "Agreement" shall mean this Agreement, as the same may be amended, extended
      ---------
or replaced from time to time.

     "Applicable Corporate Rate" shall mean, with respect to any Corporate Rate
      -------------------------
Loan, the Corporate Rate plus the Applicable Spread.

     "Applicable Eurodollar Rate" shall mean, with respect to any Eurodollar
      --------------------------
Loan for the Interest Period applicable to such Eurodollar Loan, the rate per annum (rounded upward, if neces-sary, to the next higher 1/1000 of one percent (.001%)) calculated in accordance with the following formula:

                                           ER        +
                                        ---------
     Applicable Eurodollar Rate    =      1-ERP        AS

where

     ER    =    Eurodollar Rate
     ERP   =    Eurodollar Reserve Percentage
     AS    =    Applicable Spread

     "Applicable Spread" shall mean (i) with respect to any Tranche A Loan,
      -----------------
six-tenths of one percent (0.6%); (ii) with respect to any Tranche B Loan, six-tenths of one percent (0.6%); (iii) with respect to any Tranche C Loan, one and one-eighth percent (1.125%); (iv) with respect to any Tranche D Loan, one and five-eighths percent (1.625%); (v) with respect to any Tranche E Loan, one and five-eighths percent (1.625%); (vi) with respect to any Tranche F Loan, one and five-eighths percent (1.625%); and (vii) with respect to any Tranche G Loan, one and five-eighths percent (1.625%).

     "Approved Investor" shall mean any Person pre-approved (which pre-approval
      -----------------
may be limited in dollar amounts by type and otherwise) by the Majority Lenders (including those shown on Schedule III set forth in the Addendum) and which
                          ------------
approval has not been revoked by the Majority Lenders (such revocation to be effective on the tenth Business Day following notice thereof given to the Companies by the Administrative Agent in writing); provided, that the
                                                   --------
Administrative Agent shall notify the Lenders in writing of any proposed additional Approved Investor and such proposed Approved Investor shall be deemed to have been pre-approved five (5) Business Days after such notice has been given, unless the Majority Lenders shall have notified the Administrative Agent prior to such date that such proposed Approved Investor is not approved.

     "Approved Repo Lender" shall mean any Approved Investor or any other entity
      --------------------
pre-approved by the Majority Lenders (including those shown on Schedule III set
                                                               ------------
forth in the Addendum) and which approval has not been revoked by the Majority Lenders (such revocation to be effective on the tenth Business Day following notice thereof given to the Companies by the Administrative Agent in writing); provided, that the Administrative Agent shall notify the Lenders in writing of
--------
any proposed additional Approved Repo

Lender and such proposed Approved Repo Lender shall be deemed to have been pre-approved five (5) Business Days after such notice has been given, unless the Majority Lenders shall have notified the Administrative Agent prior to such date that such proposed Approved Repo Lender is not approved.

     "Approved Sub-Servicer" shall mean any Person pre-approved in writing
      ---------------------
(which pre-approval may be limited in dollar amounts or otherwise) by the Administrative Agent in its reasonable business judgement (including those shown on Schedule III set forth in the Addendum) and which approval has not been
   ------------
revoked by the Administrative Agent in its reasonable business judgement (such revocation to be effective on the later of (i) the tenth Business Day following notice thereof given to the Companies in writing or (ii) the first day upon which the applicable Servicing Contact or Servicing Contracts with such subservicer may be terminated by the Companies without payment of any termination fees or similar sums). (It being agreed that Administrative Agent will promptly notify the Lenders in writing of any additional Approved Sub-Servicer or any previous Approved Sub-Servicer for which approval has been revoked.)

     "Assigned Servicing Rights" shall mean all now existing and hereafter
      -------------------------
arising rights of the Companies to service, collect and administer Mortgage Loans, and to receive fees and other compensation therefor under Servicing Contracts and Master Servicing Contracts (whether directly or as assignee of the right of the original servicer thereunder) between the Companies and private investors or, in the case of Master Servicing Contracts, an MBS Fiduciary (if but only if the related Servicing Contracts or Master Servicing Contracts, as applicable, are satisfactory in form and content to the Administrative Agent and if but only if the investors under such Servicing Contracts or the MBS Fiduciary under such Master Servicing Contracts, as applicable, have consented to the assignment of the related servicing rights to the Administrative Agent for the benefit of the L/C Bank and the Lenders pursuant to written consents in form and content satisfactory to the Administrative Agent in its sole discretion, or in lieu of such a written consent, the Administrative Agent has received evidence reasonably satisfactory to it that such servicing rights may be assigned to the Administrative Agent for the benefit of the Lenders and the L/C Bank) as to which each of the following is accurate and complete (and the Companies by including such servicing rights as "Assigned Servicing Rights" in any calculation of the Collateral Value of the Tranche C Borrowing

Base shall be deemed to so represent and warrant to the Administrative Agent, the L/C Bank and the Lenders):

     (a) The related Servicing Contract or Master Servicing Contract, as applicable, is in full force and effect, is genuine, is in all respects as appearing on its face or as represented in the books and records of the Companies, is free of any default of the Companies and of counterclaims, offsets and defenses and there does not exist any fact or circumstance that would entitle the investor or MBS Fiduciary thereunder to terminate said Servicing Contract or Master Servicing Contract, as applicable, for cause;

     (b) The assignment by the Companies of the rights of the Companies under the related Servicing Contract or Master Servicing Contract, as applicable, as collateral for the Obligations consistent with the requirements of this Agreement will not violate any law or regulation the effect of which violation is to render void or voidable such assignment or to permit the termination of the rights of the Companies under the related Servicing Contract or Master Servicing Contract, as applicable;

     (c) The servicing obligations under the related Servicing Contract or Master Servicing Contract, as applicable, are being performed, on a non-recourse basis, directly by the Companies and not by others pursuant to sub-servicing arrangements except such sub-servicing arrangements with Approved Sub-Servicers; and

     (d) The Mortgage Loans being serviced under the related Servicing Contract or Master Servicing Contract, as applicable, are not home equity loans, are not owned by the Companies and are all first priority Mortgage Loans.

     "Assigned Servicing Rights Fair Market Value" shall mean on any date (i)
      -------------------------------------------
with respect to Assigned Servicing Rights pertaining to Servicing Contracts, the purchase price paid by the Companies for such Assigned Servicing Rights, provided, however, that (A) with respect to any Assigned Servicing Rights
--------  -------
pertaining to Servicing Contracts owned by the Companies in excess of six (6) months, the Assigned Servicing Rights Fair Market Value of such Assigned Servicing Rights shall be the lesser of (1) the purchase price paid by the Companies for such Assigned Servicing Rights or (2) the market value of such Assigned Servicing Rights, expressed as a percentage, as set forth in the most recent appraisal of such Assigned Servicing Rights delivered pursuant to Paragraph 11(b)(6) above, provided further that notwithstanding anything
                          -------- -------
contained herein to the contrary, the Assigned Servicing Rights Fair Market Value with respect to any Assigned Servicing Rights pertaining to Servicing Contracts which have been owned by the Companies in excess of one (1) year shall be zero; and (ii) with respect to Assigned Servicing Rights pertaining to Master Servicing Contracts, the lesser of (A) the book value of such Assigned Servicing Rights, expressed as a percentage, or (B) the market value, expressed as a percentage, of such Assigned Servicing Rights as set forth in the most recent appraisal delivered pursuant to Paragraph 11(b)(6) above.

     "Authorized Officers" shall mean, with respect to the Companies, any of the
      -------------------
officers set forth on Schedule IV set forth in the Addendum.
                      -----------

     "Book Net Worth", as to any Person, shall mean the excess of consolidated
      --------------
total assets of such Person over consolidated total liabilities of such Person, each as determined in accordance with GAAP.

     "Borrowing Base" shall mean the Tranche A Borrowing Base, the Tranche B
      --------------
Borrowing Base, the Tranche C Borrowing Base, the Tranche D Borrowing Base, the Tranche E Borrowing Base, or the Tranche F Borrowing Base, as the context may require, and "Borrowing Bases" shall mean, collectively, the Tranche A Borrowing
              ---------------
Base, the Tranche B Borrowing Base, the Tranche C Borrowing Base, the Tranche D Borrowing Base, the Tranche E Borrowing Base, and the Tranche F Borrowing Base, or any lesser combination thereof, as the context may require.

     "Borrowing Base Schedule" shall mean a schedule prepared by Collateral
      -----------------------
Agent and Administrative Agent and certified to by the Companies in the form of that set forth as Exhibit F-2 in the Addendum.
                  -----------

     "Budget Status Report" shall mean a schedule substantially in the form of
      --------------------
that set forth as Exhibit S in the Addendum.
                  ---------

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day
      ------------
on which banks in Charlotte, North Carolina or Los Angeles, California are authorized or obligated to close their regular banking business.

     "Capitalized Lease Obligations" of any Person shall mean the obligations of
      -----------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

     "Cash Collateral" shall have the meaning given such term in Paragraph 6B(k)
      ---------------
above.

     "Co-Agent" shall mean any of The Bank of New York, Guaranty Federal Bank
      --------
F.S.B. or NationsBank of Texas, N.A., and "Co-Agents" shall mean all of such Lenders collectively.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral" shall mean, collectively, the "A/B Collateral", the "DEF
      ----------
Collateral" and the "Other Collateral", as each such term is defined in the Security Agreement.

     "Collateral Agent" shall mean Bankers Trust Company of California, N.A., a
      ----------------
national banking association, or such other Person which may be designated as such in accordance with the terms of the Credit Documents.

     "Collateral Value of the Tranche A Borrowing Base" shall mean at any date
      ------------------------------------------------
the sum of (i) the sum of the Unit Collateral Values of all Eligible A/B Mortgage Loans included in the Tranche A Borrowing Base at such date (including Eligible A/B Mortgage Loans shipped into pools supporting Mortgage Backed Securities pending sale of such Mortgage Backed Securities and delivery of the sale proceeds thereof to the Settlement Account) (which amount shall be subject to adjustment as provided in Paragraph 15(l) above); plus (ii) the product of
(A) the aggregate outstanding principal balance of those Warehousing Loans made by the Companies to sub-borrowers and included in the Tranche A Borrowing Base at such date which are less that thirty (30) days delinquent multiplied by (B)
                                                             ----------
ninety-eight percent (98%).

     "Collateral Value of the Tranche B Borrowing Base" shall mean at any date
      ------------------------------------------------
the sum of the Unit Collateral Values of all Eligible A/B Mortgage Loans included in the Tranche B Borrowing Base at such date (which amount shall be subject to adjustment as provided in Paragraph 15(l) above).

     "Collateral Value of the Tranche C Borrowing Base" shall mean at any date
      ------------------------------------------------
the product of the aggregate outstanding principal balance of those Mortgage Loans being serviced under the Assigned Servicing Rights and included in the Tranche C Borrowing Base on such date, multiplied by the then current Assigned
                                       ----------
Servicing Rights Fair Market Value, multiplied by eighty percent (80%).
                                    ----------

     "Collateral Value of the Tranche D Borrowing Base" shall mean at any date
      ------------------------------------------------
the product of the aggregate outstanding principal balance of those Construction Loans made by the Companies and included in the Tranche D Borrowing Base at such date which are less than thirty (30) days delinquent, multiplied by eighty
                                                      ----------
percent (80%); (which amount shall be subject to adjustment as provided in Paragraph 15(l) above) provided, however, that the Collateral Value of the
                       --------  -------
Tranche D Borrowing Base shall be subject to the following reductions: (i) in the event that any Construction Loan is secured by a mortgage or deed of trust on a single-family tract home which has remained unsold for more than one hundred eighty (180) days but less than three hundred sixty-five (365) days, the Collateral Value of the Tranche D Borrowing Base shall be reduced by the product of (A) the appraised value of such single-family tract home as shown on the appraisal delivered to the Administrative Agent by the Companies pursuant to Paragraph 11(b)(5), multiplied by (B) seventy-five percent (75%), multiplied by
                    ----------                                    ----------
(C) thirty percent (30%); and (ii) in the event that any Construction Loan is secured by a mortgage or deed of trust on a single-family tract home which has remained unsold for three hundred sixty-five (365) days or more, the Collateral Value of the Tranche D Borrowing Base shall be reduced by the product of (A) the appraised value of such single-family tract home as shown on the appraisal delivered to the Administrative Agent by the Companies pursuant to Paragraph 11(b)(5), multiplied by (B) seventy-five percent (75%), multiplied by
                    ----------                                    ----------
(C) eighty percent (80%).

     "Collateral Value of the Tranche E Borrowing Base" shall mean at any date
      ------------------------------------------------
the product of the aggregate outstanding principal balance of those Servicing Loans made by the Companies to sub-borrowers and included in the Tranche E Borrowing Base at such date which are less than thirty (30) days delinquent, multiplied by eighty percent (80%) (which amount shall be subject to
----------
adjustment as provided in Paragraph 15(l) above).

     "Collateral Value of the Tranche F Borrowing Base" shall mean at any date
      ------------------------------------------------
the product of the aggregate outstanding principal balance on such date of those Foreclosure/Repurchase Loans made by the Companies to sub-borrowers and included in the Tranche F Borrowing Base at such date which are less than thirty (30) days delinquent, multiplied by seventy percent (70%) (which amount shall be
                 ----------
subject to adjustment as provided in Paragraph 15(l) above).

     "Commitment Schedule" shall mean a schedule in the form provided by the
      -------------------
Administrative Agent, with the initial Commitment Schedule being set forth hereto as Schedule I-2 in the Addendum.
          ------------

     "Commonly Controlled Entity" of a Person shall mean a Person, whether or
      --------------------------
not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

     "Companies" shall have the meaning given such term in the introductory
      ---------
paragraph hereof.

     "Construction Loan" shall mean a loan extended by the Companies to a
      -----------------
homebuilder for the purpose of enabling such homebuilder to construct single-family tract homes which such loan shall be made pursuant to an underwriting program the terms of which shall be approved by the Administrative Agent, and which such loan shall be secured by mortgages or deeds of trust executed by such homebuilder in favor of the Companies on all parcels of real property on which such single-family tract homes are constructed with the proceeds thereof; provided, however, that in no event may the sales price or construction cost of
--------  -------
any single-family tract home to be constructed with the proceeds of any Construction Loan exceed $850,000.00 unless such single-family tract home is specifically approved by the Administrative Agent in its sole discretion; further provided, that a loan otherwise meeting the requirements of this
----------------
definition but which is not made pursuant to the terms of an approved underwriting program may be a Construction Loan hereunder for the purposes hereof so long as (i) the Collateral Value of the Tranche D Borrowing Base
       ----------
attributable to such a loan (or, if any such loan is nonconforming due solely to the sales price or construction cost of any single-family tract home to be constructed in connection therewith, the sales price or construction cost of such home), when added to (A) the Collateral Value of the Tranche D Borrowing Base attributable to all other such loans (or, if any such loan is nonconforming due solely to the sales price or construction cost of any single-
family tract home to be constructed in connection therewith, the sales price or construction cost of such home), (B) the Aggregate Unit Collateral Values of all Eligible A/B Mortgage Loans included in the Tranche A Borrowing Base or the Tranche B Borrowing Base which are of the type described in the last paragraph of the definition of "Eligible A/B Mortgage Loan" (it being understood that for the purpose of this provision, the terms "Eligible A/B Mortgage Loans," "Tranche A Borrowing Base" and "Tranche B Borrowing Base" shall mean both such terms as
                                                            ----
defined herein and such terms as defined in the Facility I Agreement), (C) the
               ---
Collateral Value of the Tranche E Borrowing Base attributable to Servicing Loans of the type described in the proviso to the definition of "Servicing Loan", and
(D) the Collateral Value of the Tranche F Borrowing Base attributable to Foreclosure/Repurchase Loans of the type described in the proviso to the definition of "Foreclosure/Repurchase Loan," does not exceed $20,000,000, and
(ii) the Collateral Value of the Tranche D Borrowing Base attributable to such a loan, when added to the Collateral Value of the Tranche D Borrowing Base attributable to all other such loans, does not exceed twenty percent (20%) of the Aggregate Tranche D Credit Limit.

     "Construction-to-Permanent Mortgage Loan" shall mean a Mortgage Loan made
      ---------------------------------------
to an Obligor to finance the construction of a single family residence, which Mortgage Loan converts from a construction loan to a permanent loan upon completion of the construction of such improvements, and which Mortgage Loan shall conform to the underwriting guidelines of the Companies for Construction-to-Permanent Mortgage Loans.

     "Contact Office" shall mean the office of the Administrative Agent at One
      --------------
First Union Center, 301 South College Street, Charlotte, North Carolina 28288.

     "Contractual Obligation" as to any Person shall mean any provision of any
      ----------------------
security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

     "Corporate Rate" shall mean, for any day, a fluctuating interest rate per
      --------------
annum equal to the weekly average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers for each seven-day period ending on Wednesday of each week which includes such day, as published in Statistical Release H.15 by the Federal Reserve System, or, if such rate is not so published for any week, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

     "Corporate Rate Loan" shall mean a Tranche A Corporate Rate Loan, a Tranche
      -------------------
B Corporate Rate Loan, a Tranche C Corporate Rate Loan, a Tranche D Corporate Rate Loan, a Tranche E Corporate Rate Loan, a Tranche F Corporate Rate Loan, a Tranche G Corporate Rate Loan or a Swing Line Loan, as applicable.

     "Corporate Rate Loans" shall mean, collectively, Tranche A Corporate Rate
      --------------------
Loans, Tranche B Corporate Rate Loans, Tranche C Corporate Rate Loans, Tranche D Corporate Rate Loans, Tranche E Corporate Rate Loans, Tranche F Corporate Rate Loans, Tranche G Corporate Rate Loans and Swing Line Loans.

     "Covenant Compliance Certificate" shall mean a certificate in the form set
      -------------------------------
forth as Exhibit G in the Addendum.
         ---------

     "Credit Documents" shall mean this Agreement, the Security Agreement, the
      ----------------
Custodial Agreement, the Notes and each other document, instrument and agreement executed by the Companies in connection herewith, as any of the same may be amended, extended or replaced from time to time.

     "Custodial Agreement" shall have the meaning given such term in Paragraph
      -------------------
8(b) above, as the same may be amended, extended or replaced from time to time.

     "CWM" shall mean CWM Mortgage Holdings, Inc., a Delaware corporation.
      ---

     "Daily Trial Balance Report" shall mean a report substantially in the form
      --------------------------
set forth as Exhibit R in the Addendum.
             ---------

     "Delinquency Report" shall mean a report substantially in the form set
      ------------------
forth as Exhibit M in the Addendum.
         ---------

     "Eligible A/B Mortgage Loan" shall mean a Mortgage Loan with respect to
      --------------------------
which each of the following statements shall be accurate and complete (and the Companies by confirming the inclusion of such Mortgage Loan in any computation of the Collateral Value of the Tranche A Borrowing Base or the Collateral Value of the Tranche B Borrowing Base shall be deemed to so represent and warrant to the Administrative Agent, the L/C Bank and the Lenders at and as of the date of such computation):

          (b) Said Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

          (c) Said Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of the Companies and all information set forth therein is true and correct.

          (d) Said Mortgage Loan is free of any default of any party thereto (including the Companies), other than as expressly permitted pursuant to subparagraph (d) below, counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, whether by operation of law or otherwise.

          (e) No payment under said Mortgage Loan is more than sixty (60) days past due the payment due date set forth in the underlying promissory note and deed of trust (or mortgage); provided, however, that a Mortgage Loan which is
                             --------  -------
more than sixty (60) days delinquent may be an Eligible A/B Mortgage Loan and may be included in the Tranche B Borrowing Base so long as the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Mortgage Loans included in the Tranche B Borrowing Base which are more than sixty (60) days delinquent, does not exceed five percent (5%) of the Collateral Value of the Tranche B Borrowing Base (including the Collateral Value of Mortgage Loans more than 60 days past due included or to be included in the Tranche B Borrowing Base).

          (f) Said Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any material respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein.

          (g) Said Mortgage Loan complies in all material respects as required by and in accordance with all applicable laws and regulations governing the same, including, without limitation, the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with said Mortgage Loan have been given and performed substantially as required.

          (h) All advance payments and other deposits on said Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by the Companies to the Obligor and there have been no prepayments on account of said Mortgage Loan except as disclosed to the Collateral Agent.

          (i) At all times said Mortgage Loan will be free and clear of all Liens, except in favor of the Collateral Agent for the benefit of the Lenders and the L/C Bank.

          (j) The Property covered by said Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of said Mortgage Loan.

          (k) The Property covered by said Mortgage Loan is free and clear of all Liens except of the Companies subject only to (1) the Lien of current real property taxes and assessments not yet delinquent; (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record, as of the date of recording, as are acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not materially adversely affect the appraised value of the Property as set forth in such appraisal; (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage Loan or the use, enjoyment, value or marketability of the related Property; and (4) Liens subordinate in priority to such Lien in favor of the Companies; provided,
                                                                --------
however, that such Property may be subject to one (1) Lien prior to the Lien in
-------
favor of the Companies so long as, if said Mortgage Loan is included in the Tranche B Borrowing Base, the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Values of all other Mortgage Loans included in the Tranche B Borrowing Base with respect to which the underlying Property is subject to one (1) Lien prior to the Lien in favor of the Companies, does not exceed twenty-five percent (25%) of the aggregate outstanding principal amount of all Tranche B Loans at such time.

          (l) If said Mortgage Loan has been withdrawn from the possession of the Collateral Agent, and (1) shipped by the Collateral Agent to the Companies for purposes of correcting clerical or other nonsubstantive documentation problems pursuant to a trust receipt, or (2) shipped by the Collateral Agent directly to a permanent investor for purchase, or (3) shipped by the Collateral Agent directly to a custodian for purposes of formation of a pool supporting a Mortgage-Backed Security, such shipment shall in all aspects conform to the requirements of Section 5 of the Custodial Agreement in form, aggregate number of Mortgage Loans permitted to be shipped, and amount of time such Mortgage Loans may remain withdrawn from Collateral Agent's possession.

          (m) If such Mortgage Loan was originated by the Companies, the date of the underlying promissory note is no earlier than (i) if such Mortgage Loan is included in the Tranche A Borrowing Base, forty-five (45) days prior to the date said Mortgage Loan is first submitted to the Collateral Agent, (ii) if such Mortgage Loan is included in the Tranche B Borrowing Base and has not previously been included in the Tranche A Borrowing Base, forty-five (45) days prior to the date said Mortgage Loan is first submitted to the Collateral Agent, and (iii) if such Mortgage Loan is included in the Tranche B Borrowing Base and was previously included in the Tranche A Borrowing Base, one hundred sixty-five
(165) days prior to the date said Mortgage Loan is first submitted to the Collateral Agent for inclusion in the Tranche B Borrowing Base (provided,
                                                                --------
however, that for the purpose hereof, the phrases "Tranche A Borrowing Base" and
-------
"Tranche B Borrowing Base" shall be deemed to mean both such terms as defined in this Agreement and as defined in the Facility I Agreement).
               ---

          (n) If such Mortgage Loan was acquired by the Companies, such Mortgage Loan was included in the Tranche A Borrowing Base within forty-five
(45) days of the acquisition of such Mortgage Loan (provided, however, that for
                                                    --------  -------
the purpose hereof, the phrase "Tranche A Borrowing Base" shall be deemed to mean such term as defined in this Agreement and as defined in the Facility I
                                            ---
Agreement).

          (o) The improvements on the Property were not constructed with the proceeds of the Mortgage Loan and consist of a completed one-to-four unit single family residence, including but not limited to a condominium, planned unit development, a townhouse or a co-op; provided,
                                                                    --------
however, that a Mortgage Loan, the proceeds of which were used to construct the
-------
improvements on the Property relating thereto, may be an Eligible A/B Mortgage Loan and may be included in the Tranche B Borrowing Base so long as (i) it is a Construction-to-Permanent Mortgage Loan and (ii) the Unit Collateral Value of said Construction-to-Permanent Mortgage Loan, when added to the Unit Collateral Values of all other Construction-to-Permanent Mortgage Loans included in the Tranche B Borrowing Base, does not exceed the greater of (i) twenty percent (20%) of the Aggregate Tranche B Credit Limit, or (ii) forty percent (40%) of the Collateral Value of the Tranche B Borrowing Base (including the Collateral Value of Construction-to-Permanent Loans included or to be included in the Tranche B Borrowing Base).

          (p) There has been delivered to the Collateral Agent the Required Documents for said Mortgage Loan; provided, however, that a Mortgage Loan, the
                                  --------  -------
Required Documents for which have not been delivered to the Collateral Agent, may be an Eligible A/B Mortgage Loan and may be included in the Tranche A Borrowing Base or in the Tranche B Borrowing Base so long as (i) such Mortgage Loan meets the requirements set forth for a "Wet Mortgage Loan" as defined in and pursuant to Section 3.3 of the Custodial Agreement, including the ultimate delivery of the Required Documents in connection therewith to the Collateral Agent within the time specified in such Section 3.3; and (ii) the Unit Collateral Value of said Mortgage Loan, when added to the Unit Collateral Value of all other Mortgage Loans included in the Tranche A Borrowing Base or the Tranche B Borrowing Base which are "Wet Mortgage Loans" under the Custodial Agreement, does not exceed twenty percent (20%) of the aggregate outstanding principal amount of all Tranche A Loans and Tranche B Loans at such time.

          (q) The servicing rights relating to said Mortgage Loan are not subject to any Lien, claim, interest or negative pledge in favor of any Person other than as permitted hereunder.

          (r)  INTENTIONALLY OMITTED.

          (s) Said Mortgage Loan has not previously been delivered to the Collateral Agent, then shipped to an investor or certifying custodian and returned to the Collateral Agent on account of a deficiency or impairment of such Mortgage Loan which would cause such Mortgage Loan to be unsuitable for purchase at a price customarily obtainable for Mortgage Loans meeting the requirements set forth in the Indy Mac Seller/Servicer Guide or inclusion in a pool containing other Mortgage Loans generally conforming to the requirements set forth in the Indy Mac Seller/Servicer Guide.

          (t) The Companies or other originator of such Mortgage Loan obtained such appraisal in connection with the origination of said Mortgage Loan as would satisfy all appraisal requirements for said Mortgage Loan if such had been originated by a federally insured depositary institution.

          (u) Said Mortgage Loan is covered by a Take-Out Commitment or a Hedging Arrangement which is in full force and effect on the date such Mortgage Loan was closed and continues to be so covered, and the Companies and the Mortgage Loan are in full compliance therewith (provided, however, that said
                                                --------  -------
Mortgage Loan need not be covered by a Take-Out Commitment or a Hedging Arrangement if said Mortgage Loan is included in the Tranche B Borrowing Base or if the Administrative Agent in its sole discretion determines that such Mortgage Loan is not subject to material interest rate risk exposure).

          (v) Said Mortgage Loan has been underwritten and purchased pursuant to the programs and procedures set forth in the Indy Mac Seller/Servicer Guide.

In determining the eligibility set forth above of any Mortgage Loan, any of the requirements for eligibility set forth above may be waived by the Administrative Agent in its sole discretion upon request for such waiver by the Companies prior to the delivery of such Mortgage Loan to the Collateral Agent with notice of such waiver to be given to all Lenders and the L/C Bank in the next collateral report provided to the Lenders and the L/C Bank pursuant to Paragraph 7 of the Security Agreement if such waiver is in force on the date of such collateral report; provided, however, that the Unit Collateral Value of any Mortgage Loan
        --------  -------
approved by the Administrative Agent as an Eligible A/B Mortgage Loan pursuant to such a waiver, when added to (i) the Aggregate Unit Collateral Values of all other Eligible A/B Mortgage Loans included in the Tranche A Borrowing Base or the Tranche B Borrowing Base which have been approved by the Administrative Agent pursuant to such a waiver, (ii) the Collateral Value of the Tranche D Borrowing Base attributable to Construction Loans of the type described in the second proviso to the definition of "Construction Loan" (or, if any such Construction Loan is noncon-
forming solely due to the sales price or construction cost of any single-family tract home to be constructed in connection therewith, the sales price or construction cost of such home), (iii) the Collateral Value of the Tranche E Borrowing Base attributable to Servicing Loans of the type described in the proviso to the definition of "Servicing Loan", and (iv) the Collateral Value of the Tranche F Borrowing Base attributable to Foreclosure/Repurchase Loans of the type described in the proviso to the definition of "Foreclosure/Repurchase Loan", does not exceed $20,000,000 (it being understood that for the purposes of this proviso, the terms "Tranche A Borrowing Base" and "Tranche B Borrowing Base" shall mean both such terms as defined herein and Facility I Agreement),
                 ----                              ---
and further provided, that the Unit Collateral Value of any Mortgage Loan approved by the Administrative Agent as an Eligible A/B Mortgage Loan pursuant to such a waiver, when added to the Aggregate Unit Collateral Values of all other Eligible A/B Mortgage Loans included in the Tranche A Borrowing Base or the Tranche B Borrowing Base which have been approved by the Administrative Agent pursuant to such a waiver, does not exceed twenty percent (20%) of the Aggregate Tranche A Credit Limit (it being understood that for the purposes of this proviso, the terms "Aggregate Tranche A Credit Limit", "Tranche A Borrowing Base", "Tranche B Borrowing Base", "Tranche A Loans" and "Tranche B Loans", shall mean both such terms as defined herein and such terms as defined in the
           ----                              ---
Facility I Agreement).


     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
the same may from time to time be supplemented or amended.

     "ERISA Affiliate" shall mean, with respect to any Person, any trade or
      ---------------
business (whether or not incorporated) that is a member of the group of which such Person is a member and which is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder in effect from time to time.

     "Eurodollar Business Day" shall mean a Business Day upon which commercial
      -----------------------
banks in London, England and New York, New York are open for domestic and international business (including dealings in United States dollars).

     "Eurodollar Loan" shall mean a Tranche A Eurodollar Loan, a Tranche B
      ---------------
Eurodollar Loan, a Tranche C Eurodollar Loan, a Tranche D Eurodollar Loan, a Tranche E Eurodollar Loan or a Tranche F Eurodollar Loan, as applicable.

     "Eurodollar Loans" shall mean, collectively, Tranche A Eurodollar Loans,
      ----------------
Tranche B Eurodollar Loans, Tranche C Eurodollar Loans, Tranche D Eurodollar Loans, Tranche E Eurodollar Loans and Tranche F Eurodollar Loans.

     "Eurodollar Rate" shall mean, with respect to any Eurodollar Loan for the
      ---------------
Interest Period applicable to such Eurodollar Loan, the arithmetic average of the rates at which deposits in immediately available U.S. dollars in an amount equal to the aggregate amount of Eurodollar Loans proposed to be subject to such rates having a maturity approximately equal to such Interest Period are offered to or by reference banks in the London interbank market, as determined by the Administrative Agent by reference to page 3750 or 4833, as applicable, of the Telerate Systems Incorporated screen service as of 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period.

     "Eurodollar Reserve Percentage" shall mean for any day, that percentage
      -----------------------------
expressed as a decimal, which is in effect on such day, as specified by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum aggregate reserve requirement (including all basis, supplemental, marginal and other reserves) which is imposed on eurocurrency liabilities.

     "Event of Default" shall have the meaning set forth in Paragraph 13 above.
      ----------------

     "Facility I Agreement" shall mean that certain Facility I Credit Agreement
      --------------------
among the Companies, the Lenders and the Administrative Agent providing for the extension of certain 364-day revolving credit facilities, as such agreement may be amended, extended or restated from time to time.

     "Fair Market Value" shall mean, with respect to any Mortgage Loan, the
      -----------------
market bid price obtainable for such Mortgage Loan, as such market bid price shall be determined no less frequently than monthly on a reasonable basis by the Administrative Agent by reference to the average of bids therefor solicited by the Administrative Agent and obtained from at least three (3) dealers with a general reputation as being reputable in the pricing of Mortgage Loans.

     "First Union" shall mean First Union National Bank of North Carolina, a
      -----------
national banking association.

     "Foreclosure Mortgage Loan" shall mean a Mortgage Loan (i) which is
      -------------------------
included in the first priority mortgage/trust deed servicing portfolio of Mortgage Loans of a sub-borrower to whom the Companies have extended a Foreclosure/Repurchase Loan secured by said Mortgage Loan, and (ii) with respect to which such sub-borrower is diligently pursuing the foreclosure of such Mortgage Loan.

     "Foreclosure/Repurchase Loan" shall mean a loan extended by the Companies
      ---------------------------
to a sub-borrower for the purpose of enabling such sub-borrower to finance the acquisition of Foreclosure Mortgage Loans or Repurchase Mortgage Loans, which loan shall be made pursuant to an underwriting program the terms of which shall be approved by the Administrative Agent and secured by all such Foreclosure Mortgage Loans and Repurchase Mortgage Loans acquired by such sub-borrower with the proceeds thereof; provided, however, that a loan otherwise meeting the
                      --------  -------
requirements of this definition but which is not made pursuant to the terms of an approved underwriting program may be a Foreclosure/Repurchase Loan hereunder for the purposes hereof so long as (i) the Collateral Value of the Tranche F
                        ----------
Borrowing Base attributable to such a loan, when added to (A) the Collateral Value of the Tranche F Borrowing Base attributable to all other such loans, (B) the Aggregate Unit Collateral Values of all Eligible A/B Mortgage Loans included in the Tranche A Borrowing Base or the Tranche B Borrowing Base which are of the type described in the last paragraph of the definition of "Eligible A/B Mortgage Loan" (it being understood that for the purpose of this provision, the terms "Eligible A/B Mortgage Loans," "Tranche A Borrowing Base" and "Tranche B Borrowing Base" shall mean both such terms as defined herein and such terms as
                           ----                              ---
defined in the Facility I Agreement), (C) the Collateral Value of the Tranche E Borrowing Base attributable to Servicing Loans of the type described in the proviso to the definition of "Servicing Loan", and (D) the Collateral Value of the Tranche D Borrowing Base attributable to Construction Loans of the type described in the second proviso to the definition of "Construction Loan" (or, if any such Construction Loan is nonconforming solely due to the sales price or construction cost of any single-family tract home to be constructed in connection therewith, the sales price or construction cost of such home), does not exceed $20,000,000, and (ii) the Collateral Value of the Tranche F Borrowing Base attributable to such a loan, when added to the Collateral Value of the Tranche F Borrowing Base attributable to all other such loans, does not exceed twenty percent (20%) of the Aggregate Tranche F Credit Limit.

     "Funding Account" shall mean, collectively, Account No. 2000000718426,
      ---------------
Account No. 2000000718439, Account No. 2000000718442, Account No. 2000000718455,
Account No. 2000000718468 and Account No. 2000000718471 which accounts are maintained in the Administrative Agent's name alone with the Administrative Agent at the Contact Office.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America in effect from time to time.

     "Governmental Authority" shall mean any nation or government, any state or
      ----------------------
other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Hedging Arrangement" shall mean an arrangement or agreement to which the
      -------------------
Companies are party which is designed to diminish the Companies' interest rate risk exposure, which such arrangements or agreements shall be made in accordance with the Companies' standard practices as disclosed to and reasonably approved by the Administrative Agent from time to time.

     "ILC" shall mean Independent Lending Corporation, a Delaware corporation.
      ---

     "Indebtedness" of any Person shall mean all items of indebtedness which, in
      ------------
accordance with GAAP and practices thereof, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including: without limitation, all obligations for money borrowed and Capitalized Lease Obligations, all amounts for which such Person may be obligated under gestation or other repurchase facilities, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

     "Indy Mac" shall mean Independent National Mortgage Corporation, a Delaware
      --------
corporation.

     "Interest Period" shall mean with respect to any Eurodollar Loan the period
      ---------------
commencing on the date advanced and ending one, two or three weeks, or one, two, three or six months, thereafter, as designated in the related Loan Request, provided, however, that (i) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless by such extension it would fall in another calendar month, in which case such Interest Period shall end on the immediately preceding Eurodollar Business Day; (ii) any Interest Period applicable to a Eurodollar Loan which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall, subject to the provisions of clause (i) hereof, end on the last day of such calendar month; and (iii) no such Interest Period shall extend beyond the Maturity Date.

     "Issuance Date" for any Letter of Credit shall mean the date on which such
      -------------
Letter of Credit is issued by the L/C Bank in accordance with the provisions of this Agreement.

     "L/C Availability Certificate" shall mean a certificate in the form of that
      ----------------------------
attached hereto as Exhibit Y.
                   ---------

     "L/C Bank" shall have the meaning set forth in the introductory paragraph
      --------
hereof and shall include any successor to First Union as the initial "L/C Bank" hereunder.

     "L/C Credit Limit" shall mean $10,000,000.00, as such amount may be
      ----------------
increased or reduced by written agreement of the L/C Bank, the Companies, the Administrative Agent and one hundred percent (100%) of the Lenders.

     "L/C Documents" shall mean all Letters of Credit and all related documents
      -------------
required to be presented in connection with any drawing thereunder.

     "L/C Drawing" or "L/C Drawings" shall have the meaning set forth in
      -----------      ------------
Paragraph 6B(e) above.

     "L/C Obligations" shall mean any and all debts, obligations and liabilities
      ---------------
of the Companies to the L/C Bank (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the L/C

Documents, including, without limitation, the obligation of the Companies to reimburse the L/C Bank for any L/C Drawing under any Letter of Credit.

     "L/C Participant" shall have the meaning set forth in Paragraph 7(d) above.
      ---------------

     "Lender" shall have the meaning given such term in the introductory
      ------
paragraph hereof.

     "Letter of Credit" shall mean any letter of credit issued by the L/C Bank
      ----------------
for the account of the Companies pursuant to the terms of this Agreement in the form attached hereto as Exhibit X, together with any replacement or renewal
                        ---------
thereof.

     "Lien" shall mean any security interest, mortgage, pledge, lien, claim on
      ----
property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

     "Life of Loan/Unit History Report" shall mean a report substantially in the
      --------------------------------
form set forth as Exhibit T in the Addendum.
                  ---------

     "Loan" shall mean a Tranche A Loan, a Tranche B Loan, a Tranche C Loan, a
      ----
Tranche D Loan, a Tranche E Loan, a Tranche F Loan, a Tranche G Loan or a Swing Line Loan, as applicable.

     "Loans" shall mean, collectively, Tranche A Loans, Tranche B Loans, Tranche
      -----
C Loans, Tranche D Loans, Tranche E Loans, Tranche F Loans, Tranche G Loans and Swing Line Loans.

     "Loan Purchase/Sale Schedule" shall mean a schedule substantially in the
      ---------------------------
form of that set forth as Exhibit L in the Addendum.
                          ---------

     "Loan Request" shall mean a request for a Loan conveyed to the
      ------------
Administrative Agent from an duly Authorized Officer of the Companies, with such request to be confirmed in writing upon the request of the Administrative Agent.

     "Majority Lenders" shall mean (i) prior to the occurrence of an Event of
      ----------------
Default, the Lenders holding not less than fifty-one percent (51%) of the Percentage Shares; and (ii) after the occurrence and during the continuance of an Event of Default, the

Lenders holding not less than fifty-one percent (51%) of the Repayment Shares (provided that for the purposes of clause (ii) of this definition, the term
 --------
"Lenders" shall be deemed to include the L/C Bank).

     "Master Servicing Contract" shall mean the written agreement between an MBS
      -------------------------
Fiduciary and one or more of the Companies or their Affiliates providing for the servicing of a pool or pools of Mortgage Loans underlying Mortgage-Backed Securities and shall include all manuals, guides, laws, rules and regulations incorporated by reference in or otherwise governing the terms of the relationship of such MBS Fiduciary and the Companies thereunder, each of which Master Servicing Contracts shall be substantially in the form approved by the Administrative Agent on or prior to the date hereof and shall not contain material changes to such pre-approved form without the prior consent of the Administrative Agent.

     "Master Servicing Delinquency Report" shall mean a report substantially in
      -----------------------------------
the form of that set forth as Exhibit N in the Addendum.
                              ---------

     "Master Servicing Portfolio" shall mean the aggregate outstanding principal
      --------------------------
amount at the time of determination of the Mortgage Loans serviced by the Companies or their affiliates under Master Servicing Contracts.

     "Master Servicing Report" shall mean a report substantially in the form of
      -----------------------
that set forth as Exhibit P in the Addendum.
                  ---------

     "Maturity Date" shall mean the earlier of:  (a) September 24, 1997, as such
      -------------
date may be extended from time to time in writing by one hundred percent (100%) of the Lenders (and, if there are or will be Letters of Credit outstanding on the existing Maturity Date, the L/C Bank), in their sole discretion and (b) the date the Lenders terminate their obligation to make further Loans, and the L/C Bank terminates its obligation to issue Letters of Credit, hereunder pursuant to Paragraph 13 above.

     "Maximum Commitment" shall mean, with respect to any Lender, the dollar
      ------------------
amount specified as such Lender's "Maximum Commitment" in the Commitment Schedule set forth as Schedule I-2 in the Addendum.
                      ------------

     "Maximum Swing Line Commitment" shall mean with respect to First Union,
      -----------------------------
$20,000,000; provided, however, that on any day that the aggregate outstanding
             --------  -------
principal balance of all Regular Loans held by First Union equals First Union's Maximum Commitment, then the Maximum Swing Line Commitment shall be zero ($0).

     "MBS Fiduciary" shall refer to an indenture trustee or similar fiduciary in
      -------------
its capacity as title holder of a pool or pools of Mortgage Loans underlying Mortgage-Backed Securities issued by one or more of the Companies or entities formed by one or more of the Companies or by Affiliates for the purpose of issuing Mortgage-Backed Securities.

     "Monthly Tract Sales Report" shall mean a report substantially in the form
      --------------------------
of that set forth as Exhibit Q in the Addendum.
                     ---------

     "Mortgage-Backed Security" shall mean any security (including, without
      ------------------------
limitation, a participation certificate) that represents an interest in a pool of mortgages, deeds of trusts or other instruments creating a Lien on Property which is improved by a completed single family residence, including but not limited to a condominium, planned unit development or townhouse.

     "Mortgage Loan" shall mean a residential real estate secured loan,
      -------------
including, without limitation: (a) a promissory note, any reformation thereof and related deed of trust (or mortgage) and security agreement; (b) all guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the mortgagee or beneficiary to return premiums or payments with respect thereto; and (c) all right, title and interest of the mortgagee or beneficiary in the Property covered by said deed of trust (or mortgage).

     "Multiemployer Plan" shall mean, as to the Companies or any of their ERISA
      ------------------
Affiliates, a Plan of such Person which is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

     "Notes" shall have the meaning given such term in Paragraph 7(k) above.
      -----

     "Obligations" shall mean any and all debts, obligations and liabilities of
      -----------
the Companies to the Administrative Agent, the Collateral Agent, the L/C Bank or the Lenders (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Credit Documents, including, without limitation, the L/C Obligations.

     "Obligor" shall mean the Person or Persons obligated to pay the
      -------
Indebtedness which is the subject of a Mortgage Loan.

     "Participant" shall have the meaning given such term in Paragraph 15(h)
      -----------
above.

     "Participation Agreement" shall mean an agreement satisfactory to the L/C
      -----------------------
Bank, in the form attached hereto as Exhibit Z, pursuant to which a Lender
                                     ---------
agrees to participate, to the extent of its Percentage Share, in the L/C Obligations of the Companies to the L/C Bank hereunder (except for any fees payable by the Companies to the L/C Bank pursuant to this Agreement which by the terms hereof are to be solely for the account of the L/C Bank).

     "Participation Certificate" shall have the meaning given such term in the
      -------------------------
Participation Agreement.

     "Participation Share" shall have the meaning given such term in the
      -------------------
Participation Agreement.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established
      ----
pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

     "Percentage Share" shall mean, with respect to each Lender, the ratio
      ----------------
expressed as a percentage which (a) such Lender's Maximum Commitment bears to
(b) the Aggregate Facility Commitment.

     "Permitted Other Debt" shall mean that Indebtedness described as "Permitted
      --------------------
Other Debt" on Exhibit H set forth in the Addendum.
               ---------

     "Permitted Secured Debt" shall mean that Indebtedness which is the subject
      ----------------------
of a Lien and described as "Permitted Secured Debt" on Exhibit H set forth in
                                                       ---------
the Addendum.

     "Person" shall mean any corporation, natural person, firm, joint venture,
      ------
partnership, limited liability company, trust, unincorporated organization or Governmental Authority.

     "Plan" shall mean, as the Companies or any of their ERISA Affiliates, any
      ----
pension plan that is covered by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

     "Position Report" shall mean a report substantially in the form of that set
      ---------------
forth as Exhibit I in the Addendum.
         ---------

     "Potential Default" shall mean an event which but for the lapse of time or
      -----------------
the giving of notice, or both, would constitute an Event of Default.

     "Proceeds" shall mean whatever is receivable or received when Collateral or
      --------
proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

     "Property" shall mean the real property, including the improvements
      --------
thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

     "Regular Loan" shall mean a Tranche A Loan, a Tranche B Loan, a Tranche C
      ------------
Loan, a Tranche D Loan, a Tranche E Loan, a Tranche F Loan or a Tranche G Loan, as applicable.

     "Regular Loans" shall mean, collectively, Tranche A Loans, Tranche B Loans,
      -------------
Tranche C Loans, Tranche D Loans, Tranche E Loans, Tranche F Loans and Tranche G Loans.

     "REIT" shall mean have the meaning given to such term in the Code.
      ----

     "Repayment Share" shall mean with respect to each Lender and the L/C Bank
      ---------------
the ratio expressed as a percentage that (i) the aggregate outstanding Loans held by each Lender or the L/C Bank bears to (ii) the aggregate outstanding Loans held by all Lenders and the L/C Bank (for the purposes of this definition, "Outstanding Loans" shall be deemed to include, with respect to the L/C Bank, any L/C Drawings which remain unreimbursed for more than one (1) Business Day).

     "Reportable Event" shall mean a reportable event as defined in Title IV of
      ----------------
ERISA, except actions of general applicability by the Secretary of Labor under
Section 110 of ERISA.

     "Repurchase Mortgage Loan" shall mean a Mortgage Loan (i) which is included
      ------------------------
in the first priority mortgage/trust deed servicing portfolio of Mortgage Loans of a sub-borrower to whom the Companies have extended a Foreclosure/Repurchase Loan secured by said Mortgage Loan, and (ii) with respect to which such sub-borrower has received notice that such Mortgage Loan is required to be repurchased in accordance with the servicing arrangement between such sub-borrower, as servicer, and the owner of said Mortgage Loan.

     "Required Documents" shall mean, with respect to any Loan or Letter of
      ------------------
Credit, those items described on Exhibit J set forth in the Addendum.
                                 ---------

     "Requirements of Law" shall mean, as to any Person, the Articles or
      -------------------
Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Resignation Letter" shall mean, with respect to any Master Servicing
      ------------------
Contract or Servicing Contract covering Assigned Servicing Rights, a letter from the Companies to the applicable MBS Fiduciary or investor thereunder whereunder the Companies resign as master servicer or servicer, such letter to be in a form acceptable to the Administrative Agent.

     "Security Agreement" shall have the meaning given such term in Paragraph
      ------------------
8(a) above, as the same may be amended, extended or replaced from time to time.

     "Servicing Contract" shall mean the agreement (which need not be in the
      ------------------
form of a written contract) between an investor and the Companies providing for the servicing of Mortgage Loans, including pools of Mortgage Loans underlying Mortgage-Backed Securities, and shall include all manuals, guides, laws, rules and regulations incorporated by reference in or otherwise governing the terms of the relationship of such investor and the Companies thereunder.

     "Servicing Loan" shall mean a loan extended by the Companies to a sub-
      --------------
borrower pursuant to a revolving servicing-secured or servicing-receivables line of credit between the Companies and such sub-borrower, which such loan shall be made pursuant to an underwriting program the terms of which shall be approved by the Administrative Agent, and secured by all the servicing rights or servicing receivables, as the case may be, of such sub-borrower; provided, however, that a
                                                       --------  -------
loan otherwise meeting the requirements of this definition but which is not made pursuant to the terms of an approved underwriting program may be a Servicing Loan hereunder for the purposes hereof so long as (i) the Collateral Value of
                                       ----------
the Tranche E Borrowing Base attributable to such a loan, when added to (A) the Collateral Value of the Tranche E Borrowing Base attributable to all other such loans, (B) the Aggregate Unit Collateral Values of all Eligible A/B Mortgage Loans included in the Tranche A Borrowing Base or the Tranche B Borrowing Base which are of the type described in the last paragraph of the definition of "Eligible A/B Mortgage Loan" (it being understood that for the purpose of this provision, the terms "Eligible A/B Mortgage Loans," "Tranche A Borrowing Base" and "Tranche B Borrowing Base" shall mean both such terms as defined herein and
                                          ----                              ---
such terms as defined in the Facility I Agreement), (C) the Collateral Value of the Tranche F Borrowing Base attributable to Foreclosure/Repurchase Loans of the type described in the proviso to the definition of "Foreclosure/Repurchase Loan", and (D) the Collateral Value of the Tranche D Borrowing Base attributable to Construction Loans of the type described in the second proviso to the definition of "Construction Loan" (or, if any such Construction Loan is nonconforming solely due to the sales price or construction cost of any single-family tract home to be constructed in connection therewith, the sales price or construction cost of such home), does not exceed $20,000,000, and (ii) the Collateral Value of the Tranche E Borrowing Base attributable to such a loan, when added to the Collateral Value of the Tranche E Borrowing Base attributable to all other such loans, does not exceed twenty percent (20%) of the Aggregate Tranche E Credit Limit.

     "Servicing Report" shall mean a report substantially in the form of that
      ----------------
set forth as Exhibit O in the Addendum.
             ---------

     "Settlement Account" shall mean that certain account maintained in the name
      ------------------
of the Collateral Agent which account shall be the same account as the "Financial Institution Settlement Account" to be established and maintained for and on behalf of the

Administrative Agent pursuant to Section 5.2(a) of the Custodial Agreement.

     "Single Employer Plan" shall mean, as to the Companies or any of their
      --------------------
ERISA Affiliates, any Plan of such Person which is not a Multiemployer Plan.

     "Statement Date" shall mean December 31, 1994.
      --------------

     "Swing Line Loan" and "Swing Line Loans" shall have the meanings given such
      ---------------       ----------------
terms in Paragraph 6A(a) above.

     "Take-Out Commitment" with respect to any Mortgage Loan shall mean a bona
      -------------------
fide current, unused and unexpired whole loan commitment or forward sale Mortgage Backed Security (including, without limitation, a Warehouse-Related
MBS) commitment issued in favor of and held by the Companies made by an Approved Investor, under which said Approved Investor agrees, prior to the expiration thereof, upon the satisfaction of certain terms and conditions therein, to purchase such Mortgage Loan or related Mortgage Backed Security (including, without limitation, a Warehouse-Related MBS) at a Take-Out Price, which commitment is not subject to any term or condition which is not customary in commitments of like nature or which, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

     "Take-Out Price" with respect to any Mortgage Loan shall mean the specified
      --------------
price to be paid for such Mortgage Loan under the applicable Take-Out Commitment covering said Mortgage Loan.

     "Tranche A Borrowing Base" shall mean at any date all Eligible A/B Mortgage
      ------------------------
Loans purchased by CWM or Indy Mac pursuant to the programs and procedures described in the Indy Mac Seller/Servicer Guide which have not been included as
                                                           ---
Collateral in excess of one hundred twenty (120) days and which have been delivered to and held by the Collateral Agent or otherwise identified as "A/B Collateral" under the Security Agreement as collateral security for the Obligations, together with all Warehousing Loans which have been delivered to and held by the Collateral Agent under the Security Agreement as collateral security for the Obligations.

     "Tranche A Corporate Rate Loans" shall mean Tranche A Loans at such time as
      ------------------------------
they are bearing interest at the Applicable

Corporate Rate or at a rate specified pursuant to Paragraph 7(u) hereof.

     "Tranche A Eurodollar Loans" shall mean Tranche A Loans at such time as
      --------------------------
they are bearing interest at the Applicable Eurodollar Rate.

     "Tranche A Facility" shall mean that revolving credit facility extended by
      ------------------
the Lenders to the Companies pursuant to Section 1 hereof.

     "Tranche A Loan" and "Tranche A Loans" shall have the meanings given such
      --------------       ---------------
terms in Paragraph 1(a) above.

     "Tranche B Borrowing Base" shall mean at any date all Eligible A/B Mortgage
      ------------------------
Loans purchased by CWM or Indy Mac pursuant to the programs and procedures described in the Indy Mac Seller-Servicer Guide which have been delivered to and held by the Collateral Agent or otherwise identified as "A/B Collateral" under the Security Agreement as collateral security for the Obligations and which have not been designated by the Companies to be included in the Tranche A Borrowing Base.

     "Tranche B Corporate Rate Loans" shall mean Tranche B Loans at such times
      ------------------------------
as they are bearing interest at the Applicable Corporate Rate or at a rate specified pursuant to Paragraph 7(u) hereof.

     "Tranche B Eurodollar Loans" shall mean Tranche B Loans at such time as
      --------------------------
they are bearing interest at the Applicable Eurodollar Rate.

     "Tranche B Facility" shall mean that revolving credit facility extended by
      ------------------
the Lenders to the Companies pursuant to Section 2 hereof.

     "Tranche B Loan" and "Tranche B Loans" shall have the meanings given such
      --------------       ---------------
terms in Paragraph 2(a) above.

     "Tranche C Borrowing Base" shall mean at any date all Assigned Servicing
      ------------------------
Rights identified as "Other Collateral" under the Security Agreement as collateral security for the Obligations.

     "Tranche C Corporate Rate Loans" shall mean Tranche C Loans at such time as
      ------------------------------
they are bearing interest at the Applicable

Corporate Rate or at a rate specified pursuant to Paragraph 7(u) hereof.

     "Tranche C Eurodollar Loans" shall mean Tranche C Loans at such time as
      --------------------------
they are bearing interest at the Applicable Eurodollar Rate.

     "Tranche C Facility" shall mean that revolving credit facility extended by
      ------------------
the Lenders to the Companies pursuant to Section 3 hereof.

     "Tranche C Loan" and "Tranche C Loans" shall have the meanings given such
      --------------       ---------------
terms in Paragraph 3(a) above.

     "Tranche D Borrowing Base" shall mean at any date all Construction Loans
      ------------------------
made by the Companies to homebuilders which have been delivered to and held by the Collateral Agent or otherwise identified as "DEF Collateral" under the Security Agreement as collateral security for the Obligations.

     "Tranche D Corporate Rate Loans" shall mean Tranche D Loans at such time as
      ------------------------------
they are bearing interest at the Applicable Corporate Rate or at a rate specified pursuant to Paragraph 7(u) hereof.

     "Tranche D Eurodollar Loans" shall mean Tranche D Loans at such time as
      --------------------------
they are bearing interest at the Applicable Eurodollar Rate.

     "Tranche D Facility" shall mean that revolving credit facility extended by
      ------------------
the Lenders to the Companies pursuant to Section 4 hereof.

     "Tranche D Loan" and "Tranche D Loans" shall have the meanings given such
      --------------       ---------------
terms in Paragraph 4(a) above.

     "Tranche E Borrowing Base" shall mean at any date all Servicing Loans made
      ------------------------
by the Companies to sub-borrowers which have been delivered to and held by the Collateral Agent or otherwise identified as "DEF Collateral" under the Security Agreement as collateral security for the Obligations.

     "Tranche E Corporate Rate Loans" shall mean Tranche E Loans at such time as
      ------------------------------
they are bearing interest at the Applicable Corporate Rate or at a rate specified pursuant to Paragraph 7(u) hereof.

     "Tranche E Eurodollar Loans" shall mean Tranche E Loans at such time as
      --------------------------
they are bearing interest at the Applicable Eurodollar Rate.

     "Tranche E Facility" shall mean that revolving credit facility extended by
      ------------------
the Lenders to the Companies pursuant to Section 5 hereof.

     "Tranche E Loan" and "Tranche E Loans" shall have the meanings given such
      --------------       ---------------
terms in Paragraph 5(a) above.

     "Tranche F Borrowing Base" shall mean at any date all
      ------------------------
Foreclosure/Repurchase Loans made by the Companies to sub-borrowers which have been delivered to and held by the Collateral Agent or otherwise identified as "DEF Collateral" under the Security Agreement as collateral security for the Obligations.

     "Tranche F Corporate Rate Loans" shall mean Tranche F Loans at such time as
      ------------------------------
they are bearing interest at the Applicable Corporate Rate or at a rate specified pursuant to Paragraph 7(u) hereof.

     "Tranche F Eurodollar Loans" shall mean Tranche F Loans at such time as
      --------------------------
they are bearing interest at the Applicable Eurodollar Rate.

     "Tranche F Facility" shall mean that revolving credit facility extended by
      ------------------
the Lenders to the Companies pursuant to Section 6 hereof.

     "Tranche F Loan" and "Tranche F Loans" shall have the meanings given such
      --------------       ---------------
terms in Paragraph 6(a) above.

     "Tranche G Corporate Rate Loans" shall mean Tranche G Loans at such time as
      ------------------------------
they are bearing interest at the Applicable Corporate Rate.

     "Tranche G Facility" shall mean that revolving credit facility extended by
      ------------------
the Lenders to the Companies pursuant to Section 6C hereof.

     "Tranche G Loan" and "Tranche G Loans" shall have the meanings given such
      --------------       ---------------
terms in Paragraph 6C(a) above.

     "Unit Collateral Value" shall mean,
      ---------------------

          (a) with respect to each Eligible A/B Mortgage Loan included in the Tranche A Borrowing Base; ninety-eight percent (98%) of the lesser of: (1) the unpaid principal balance thereof at the time the Eligible A/B Mortgage Loan is included in the Tranche A Borrowing Base, or (2) the Fair Market Value.

          (b) with respect to each Eligible A/B Mortgage Loan included in the Tranche B Borrowing Base:

               (i) if such Eligible A/B Mortgage Loan is sixty (60) days delinquent or less, ninety-five percent (95%) of the lesser of: (1) the unpaid principal amount thereof at the time such Eligible A/B Mortgage Loan is included in the Tranche B Borrowing Base (or, in the case of a Construction-to-Permanent Mortgage Loan, the greater of a. the principal
                                                             -
     amount thereof disbursed at the date of determination or b. the maximum
                                                              -
     principal amount thereof disbursed at any time), and (2) the Fair Market Value thereof.

               (ii) if such Eligible A/B Mortgage Loan is more than sixty (60) days delinquent but is less than or equal to one hundred eighty (180) days delinquent, ninety percent (90%) of the lesser of: (1) the unpaid principal amount thereof at the time such Eligible A/B Mortgage Loan is included in the Tranche B Borrowing Base (or, in the case of a Construction-to-Permanent Mortgage Loan, the greater of a. the principal
                                                             -
     amount thereof disbursed at the date of determination or b. the maximum
                                                              -
     principal amount thereof disbursed at any time), and (2) the Fair Market Value thereof.

               (iii) if such Eligible A/B Mortgage Loan is more than one hundred eighty (180) days delinquent, seventy-five percent (75%) of the lesser of:
     (1) the unpaid principal amount thereof at the time such Eligible A/B Mortgage Loan is included in the Tranche B Borrowing Base (or, in the case of a Construction-to-Permanent Mortgage Loan, the greater of a. the
                                                                  -
     principal amount thereof disbursed at the date of determination or b. the
                                                                        -
     maximum principal amount thereof disbursed at any time), and (2) the Fair Market Value thereof.

     "Warehouse-Related MBS" shall have the meaning given to such term in the
      ---------------------
Security Agreement.

     "Warehousing Loan" shall mean a loan extended by the Companies to a sub-
      ----------------
borrower pursuant to a revolving warehousing line of credit between the Companies and such sub-borrower, which such loan shall be made in accordance with the due diligence procedures set forth on Exhibit AA hereto and shall be
                                               ----------
evidenced by a loan agreement substantially in the form set forth on Exhibit BB
                                                                     ----------
hereto (in each instance without variation therefrom which would have a material adverse effect on the Lenders or their interests under this Agreement unless such variation has been consented to by the Administrative Agent pursuant to Paragraph 12(e) above), and shall be secured by Mortgage Loans originated by such sub-borrower (all of which are covered by Take-Out Commitments issued in favor of such sub-borrower) and related collateral, provided that the Collateral
                                                    -------- ----
Value of the Tranche A Borrowing Base attributable to such a loan, when added to the Collateral Value of the Tranche A Borrowing Base attributable to all other such loans, does not exceed $150,000,000 (it being understood that for purposes of this provision "such loans" also include "Warehousing Loans" as defined in the Facility I Agreement and the terms "Tranche A Borrowing Base" and "Collateral Value of the Tranche A Borrowing Base" shall mean both such terms as
                                                              ----
defined herein and such terms as defined in the Facility I Agreement).
               ---

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                           CWM MORTGAGE HOLDINGS, INC.,
                           a Delaware corporation

                           By /s/ Michael W. Perry
                           Name Michael W. Perry
                           Title EVP & Chief Operating Officer


                           INDEPENDENT NATIONAL MORTGAGE
                           CORPORATION, a Delaware corporation


                           By /s/ Michael W. Perry
                           Name Michael W. Perry
                           Title President & Chief Executive Officer

                           INDEPENDENT LENDING CORPORATION
                           a Delaware corporation

                           By /s/ Michael W. Perry
                           Name Michael W. Perry
                           Title President & Chief Executive Officer


                           FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as Administrative Agent, L/C Bank and a Lender

                           By /s/ Carolyn Eskeridge
                           Name Carolyn Eskeridge
                           Title Senior Vice President


                           THE BANK OF NEW YORK

                           By /s/ Cynthia E. Crites
                           Name Cynthia E. Crites
                           Title Assistant Vice President


                           CREDIT LYONNAIS, CAYMAN ISLANDS BRANCH

                           By: /s/ William J. Fischer
                           Name: William J. Fischer
                           Title: Vice President & Manager


                           DRESDNER BANK AG, LOS ANGELES AGENCY &
                           GRAND CAYMAN BRANCH

                           By: /s/ Thomas J. Nadramia
                           Name: Thomas J. Nadramia
                           Title: Vice President

                           By: /s/ John W. Sweeney
                           Name: John W. Sweeney
                           Title: Assistant Vice President


                           THE FIRST NATIONAL BANK OF CHICAGO

                           By: /s/ Margaret K. Gallehugh
                           Name: Margaret K. Gallehugh
                           Title: Vice President


                           GUARANTY FEDERAL BANK F.S.B.


                           By: /s/ Abbie Y. Tidmore
                           Name: Abbie Y. Tidmore
                           Title: Vice President


                           HIBERNIA NATIONAL BANK


                           By: /s/ Edward K. Santos
                           Name: Edward K. Santos
                           Title: Vice President


                           FLEET BANK, N.A. (formerly known as
                             NATWEST Bank N.A.)

                           By: /s/ Robert W. Pierson
                           Name: Robert W. Pierson
                           Title: Vice President


                           NATIONSBANK OF TEXAS, N.A.

                           By: /s/ Mary Pat Riggins
                           Name: Mary Pat Riggins
                           Title: Vice President